Morgan Stanley                                                   July 15, 1999
Real Estate Debt Capital Markets
Mortgage Capital Markets           Morgan Stanley Dean Witter
---------------------------------- --------------------------  ----------------
                                 CMBS New Issue
                                   Term Sheet
                      -----------------------------------

                           Pricing Date: July 15, 1999
                      -----------------------------------

                                  $658,587,000
                                  (Approximate)
                      Commercial Mortgage Acceptance Corp.
                                  as Depositor
                           Midland Loan Services, Inc.
                         Residential Funding Corporation
                                    CIBC Inc.
                                   as Sellers
                           Midland Loan Services, Inc.
                               as Master Servicer
                      ORIX Real Estate Capital Markets LLC
                               as Special Servicer
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1
                      -----------------------------------

MORGAN STANLEY DEAN WITTER
         DEUTSCHE BANC ALEX. BROWN
                     CIBC WORLD MARKETS CORP.
                              PNC CAPITAL MARKETS
                                     RESIDENTIAL FUNDING SECURITIES CORPORATION

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

Transaction Highlights
----------------------
>>  Contributors:
------------------------------------------------------
Sellers                      Cut-Off Date      % of
            No. of Loans       Balance         Pool
------------------------------------------------------
------------------------------------------------------
 Midland         114         $289,854,254     39.50%
 RFC             89          250,148,011      34.09
 CIBC            39          193,799,650      26.41
------------------------------------------------------
 Total:          242         $733,801,916    100.00%
------------------------------------------------------
>>  Loan Pool:
o   Average Loan Balance:  $3.0 million (0.4% of Pool)
o   Largest Loan Balance:  4.4% of Pool
o   Five Largest Loans/Loan Groups: 13.2% of Pool
o   Ten Largest Loans/Loan Groups:  20.0% of Pool

>>  Property Types:
                                        Graph Omitted

>>  Call Protection:
o   Lockout period followed by defeasance: 72.1% of Pool
o Lockout period followed by yield maintenance or the greater of yield maintenance and 1% of the principal amount prepaid: 27.1% of Pool

>>  Credit Statistics:
o Weighted average debt service coverage ratio of 1.35x o Weighted average cut-off date loan-to-value ratio of 70.8%

>>  Collateral Terms:  The Pool has a WAC of 7.737% and a WAM of 120 months

>> Collateral Information: Updated loan information will be part of the monthly remittance report available from the Trustee in addition to detailed payment and delinquency information. Updated property operating and occupancy information, to the extent delivered by borrowers, will be available to Certificateholders from the Master Servicer

>> Bond Information: Cash flows will be modeled by TREPP, CONQUEST and INTEX and will be available on BLOOMBERG

>> It is expected that this transaction will be included as a part of the Lehman Aggregate Bond Index

                                      T-1
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Deutsche Banc Alex. Brown, CIBC World Markets Corp. and PNC Capital Markets (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


Offered Certificates
--------------------

----------- --------------- ------------ ------------ ---------- ----------- -------------- -----------------
                                           Rating                              Expected         Initial
                            Subordination (Moody's/    Average   Principal       Final        Pass-Through
  Class       Amount(1)       Levels         DCR)      Life(2)   Window(3)   Distribution         Rate(4)
                                                                                Date(3)
----------- --------------- ------------ ------------ ---------- ----------- -------------- -----------------
   A-1       $133,500,000       26.00%     Aaa/AAA      5.69       1-109       08/15/08            6.79%
----------- --------------- ------------ ------------ ---------- ----------- -------------- -----------------
   A-2       409,513,000        26.00      Aaa/AAA      9.59      109-118      05/15/09            7.03%
----------- --------------- ------------ ------------ ---------- ----------- -------------- -----------------
    X        733,801,915        --        Aaa /AAA       --          --        05/15/19       Variable Rate
----------- --------------- ------------ ------------ ---------- ----------- -------------- -----------------
   B          33,021,000        21.50      Aa2/AA       9.82      118-119      06/15/09            7.20%
----------- --------------- ------------ ------------ ---------- ----------- -------------- -----------------
   C          34,856,000        16.75       A2/A        9.88      119-119      06/15/09        NWAC - 36bp
----------- --------------- ------------ ------------ ---------- ----------- -------------- -----------------
   D          11,007,000        15.25       A3/A-       9.88      119-119      06/15/09        NWAC - 26bp
----------- --------------- ------------ ------------ ---------- ----------- -------------- -----------------
   E          23,848,000        12.00     Baa2/BBB      9.88      119-119      06/15/09            NWAC
----------- --------------- ------------ ------------ ---------- ----------- -------------- -----------------
   F          12,842,000        10.25     Baa3/BBB-     9.88      119-119      06/15/09            NWAC
----------- --------------- ------------ ------------ ---------- ----------- -------------- -----------------

Private Certificates
--------------------

----------- --------------- ------------ ------------ ---------- ----------- -------------- -----------------
                                           Rating                              Expected         Initial
              Amount(1)     Subordination   (DCR/      Average   Principal       Final        Pass-Through
  Class                       Levels      Moody's)     Life(2)   Window(3)   Distribution            Rate(4)
                                                                                Date(3)
----------- --------------- ------------ ------------ ---------- ----------- -------------- -----------------
   G-P        $75,214,915       --           --          --          --           --                --
----------- --------------- ------------ ------------ ---------- ----------- -------------- -----------------

  Notes:   (1) In the case of each such Class,  subject to a permitted  variance of plus or minus 5%. The Class X Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time.
           (2) In years, based on Maturity Assumptions and a 0% CPR as described in the Prospectus Supplement.
           (3) Principal Window is the period (expressed in terms of months and commencing with the month of the first Distribution Date) during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Maturity Assumptions and a 0% CPR as described in the Prospectus Supplement.
           (4) Other than the Class X, Class C, Class D, Class E and Class F Certificates of the offered certificates and Class G of the private certificates, each Class of Certificates will accrue interest generally at a fixed rate of interest except in limited circumstances as described in the Prospectus Supplement.

                                      T-2
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Deutsche Banc Alex. Brown, CIBC World Markets Corp. and PNC Capital Markets (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

I. Issue Characteristics
   ---------------------
Issue Type:                   Public:  Class A-1,  A-2, X, B, C, D, E and F (the
                              "Offered Certificates")

Securities Offered:           Private (Rule 144A):  Class G, H, J, K, L, M, N, O
                              and  P  $658,587,000   monthly  pay,   multi-class
                              sequential   pay    commercial    mortgage   REMIC
                              Pass-Through Certificates,  including 3 fixed-rate
                              principal and interest classes (A-1, A-2 and B), 4
                              weighted   average  coupon  based   principal  and
                              interest classes (C, D, E and F) and one variable rate interest only class (X).

Collateral:                   The collateral  consists of a $733,801,916 pool of
                              fixed-rate  commercial  and  multifamily  Mortgage
                              Loans

Sellers: Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc.

Lead Manager:                 Morgan Stanley & Co. Incorporated

Co-Managers:                  Deutsche  Banc Alex.  Brown,  CIBC  World  Markets
                              Corp.,  PNC Capital  Markets Inc. and  Residential
                              Funding Securities Corporation

Master Servicer:              Midland Loan Services, Inc.

Special Servicer:             ORIX Real Estate Capital Markets LLC

Trustee/Fiscal Agent:         LaSalle Bank National Association

Pricing Date:                 On or about July 15, 1999

Closing Date:                 On or about July 27, 1999

Distribution Dates:           The  15th of each  month,  or if the 15th is not a
                              business  day, the next  business  day  commencing
                              August 16, 1999

Cut-Off Date:                 July 1, 1999

Minimum Denominations:        $5,000 for Class A Certificates; $50,000 for Class
                              X,  B,  C,  D, E and F;  $100,000  for  all  other
                              Certificates (other than the Class R Certificates)

Settlement Terms:             DTC,  Euroclear  and Cedel,  same day funds,  with
                              accrued interest

Legal/Regulatory Status:      Class A-1, A-2 and X Certificates  are expected to
                              be eligible for exemptive  relief under ERISA.  No
                              Class of Certificates is SMMEA eligible

Risk Factors:                 THE CERTIFICATES  INVOLVE A DEGREE OF RISK AND MAY
                              NOT BE SUITABLE FOR ALL  INVESTORS.  SEE THE "RISK
                              FACTORS" SECTION OF THE PROSPECTUS  SUPPLEMENT AND
                              THE PROSPECTUS

                                      T-3
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Deutsche Banc Alex. Brown, CIBC World Markets Corp. and PNC Capital Markets (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

II. Structure Characteristics
    -------------------------

Class A-1, A-2 and B certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class C, D, E and F Certificates are weighted average coupon REMIC Pass-Through Certificates. The Class X Certificates are variable rate interest only REMIC Pass-Through
Certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

                                 Graphic omitted


Note:   (1) Class  X is  entitled to  interest  (on  a notional  amount equal to the aggregate pool balance) at the weighted average Class X Strip Rates for the respective classes of Principal Balance Certificates. The Class X Strip Rate for each such class for any Distribution Date is equal to the NWAC minus the Pass-Through Rate for such class and such Distribution Date.

                                      T-4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Deutsche Banc Alex. Brown, CIBC World Markets Corp. and PNC Capital Markets (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

   Interest  Distributions:   Each Class of Certificates (other than the Class R
                              Certificates)    will   be    entitled   on   each
                              Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate
                              Balance or Notional Amount of such Class, as applicable.

   Pass-Through Rates:        Class A-1:      6.79%
                              Class A-2:      7.03%
                              Class B:        7.20%
                              Class C:        NWAC - 36bp
                              Class D:        NWAC - 26bp
                              Class E:        NWAC
                              Class F:        NWAC
                              Classes  G-P:   --
                              Class X:        See Note on page T-3

                              The Pass-Through Rate for each class of Principal Balance Certificates for any Distribution Date will not exceed the Weighted Average Net Mortgage Rate ("NWAC") for such Distribution Date.

   Principal Distributions:   Principal will be distributed on each Distribution
                              Date to the  most senior  Class  (i.e.,  the Class
                              wit  the  earliest  alphabetical/numerical   Class

                              designation) of the Principal Balance Certificates outstanding, until its Certificate Balance is reduced to zero (sequential order). If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero, payments of principal to the Class A-1 and A-2 Certificates will be made on a pro rata basis.

                                      T-5
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Deutsche Banc Alex. Brown, CIBC World Markets Corp. and PNC Capital Markets (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

   Prepayment Premium         Mortgage Loan during any  particular   Collection
   Allocation:                Period will be  distributed to the holders of each
                              Class of  Principal  Certificates  (other  than an
                              excluded  class as defined below) then entitled to
                              distributions  of principal  on such  distribution
                              date  will  be  entitled  to an  aggregate  amount
                              (allocable  on a pro rata basis based on principal
                              payments  if  there  is more  than  one  Class  of
                              Principal  Balance  Certificates   entitled  to  a
                              distribution of principal)  equal to the lesser of
                              (a) such Yield  Maintenance  Payment  and (b) such
                              Yield   Maintenance   Payment   multiplied   by  a
                              fraction,  the  numerator of which is equal to the
                              excess,   if  any,   of  the   Pass-Through   Rate
                              applicable to the most senior of such Classes of Principal Balance Certificates then outstanding
                              (or,  in  the  case  of two  Classes  of  Class  A
                              Certificates, the one with the earlier payment priority), over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.

                              Any Percentage Premium collected with respect to a Mortgage Loan during any particular Collection Period will be distributed to the holders of each Class of Principal Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such distribution date will be entitled to an aggregate amount (allocable on a pro rata basis based on principal payments if there is more than one Class of Principal Balance Certificates entitled to a distributions of principal) equal to the product of (a) such Percentage Premium and (b) 25%.

                              The portion, if any, of the Prepayment Premium remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X Certificates. For the purposes of the foregoing, the classes H, J, K, L, M, N, O and P are the excluded classes.

   Credit Enhancement:        Each Class of  Certificates  (other  than  Classes
                              A-1, A-2 and X) will be  subordinate  to all other
                              Classes   with  an  earlier   alphabetical   Class
                              designation.

   Advancing:                 The Master  Servicer,  the  Trustee and the Fiscal
                              Agent (in that  order) will each be  obligated  to
                              make  P&I   Advances   and   Servicing   Advances,
                              including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.

   Realized Losses and        Realized Losses and Expense  Losses,  if any, will
   Expense Losses:            be  allocated  to the Class P,  Class O,  Class N,
                              Class M, Class L, Class K, Class J, Class H, Class
                              G,  Class F, Class E, Class D, Class C and Class B
                              Certificates,  in that order,  and then to Classes
                              A-1 and A-2, pro rata, in each case reducing amounts payable thereto. Any interest shortfall of any Class of Certificates will result in unpaid interest for such Class which, together with interest thereon compounded monthly at one-twelfth the applicable Pass-Through Rate for such Class, will be payable in subsequent periods, subject to available funds.

                                      T-6

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Deutsche Banc Alex. Brown, CIBC World Markets Corp. and PNC Capital Markets (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


   Prepayment Interest        For  any  Distribution  Date,  any  Net  Aggregate
   Shortfalls:                Prepayment  Interest  Shortfall  not offset by the
                              Servicing Fee (but not to exceed 0.015% per loan), will generally be allocated pro rata to each Class of Certificates in proportion to its entitlement to interest.

   Appraisal Reductions:      An appraisal  reduction  generally will be created
                              in the  amount,  if any,  by which  the  Principal
                              Balance  of a  Specially  Serviced  Mortgage  Loan
                              (plus other  amounts  overdue in  connection  with
                              such loan and the Special  Servicer's  estimate of
                              certain  amounts to be incurred during the next 12
                              months)  exceeds 90% of the appraised value of the
                              related   Mortgaged   Property.    The   Appraisal
                              Reduction Amount will reduce proportionately the amount of delinquent interest advanced for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance Certificate outstanding.

                              An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased or otherwise disposed of.

   Operating Adviser:         The Operating  Adviser,  which may be appointed by
                              the  Controlling  Class,  will  have the  right to
                              advise  the  Special   Servicer  with  respect  to
                              certain  actions  regarding   Specially   Serviced
                              Mortgage Loans. Examples include the right to make certain modifications, foreclose, sell, bring an REO Property into environmental compliance or accept substitute or additional collateral. In addition, subject to the satisfaction of certain conditions, the Operating Adviser will have the right to direct the Trustee to remove the Special
                              Servicer and appoint a Successor Special Servicer that must be acceptable to each Rating Agency.

   Controlling Class:         The  Controlling  Class will generally be the most
                              subordinate Class of Certificates outstanding at any time or, if the Certificate Balance of such Class is less than 25% of the initial Certificate
                              Balance of such Class,  the next most  subordinate
                              Class of Principal Balance Certificates.

   Special Servicer:          In general,  the Special Servicer has the right to
                              modify the terms of a Specially  Serviced Mortgage
                              Loan if it determines that the related borrower is
                              in default or  default is  reasonably  foreseeable
                              and  such  modification  would  increase  the  net
                              present  value  of  the  proceeds  to  the  Trust,
                              provided that the Special  Servicer  generally may
                              not extend the  maturity  date of a Mortgage  Loan
                              beyond  two  years   prior  to  the  Final   Rated
                              Distribution Date.

                                      T-7
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Deutsche Banc Alex. Brown, CIBC World Markets Corp. and PNC Capital Markets (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

   Optional Termination:      The  majority  holders or the  Controlling  Class,
                              then the Depositor, then the Master Servicer, then
                              the  Special  Servicer  and then the  holder  of a
                              majority  of the R-I  Certificates  will  have the
                              option to purchase,  in whole but not in part, the
                              remaining  assets  of the  Trust on or  after  the
                              Distribution   Date   on   which   the   aggregate
                              Certificate Balance of all Classes of Certificates
                              then  outstanding  is less  than or equal to 1% of
                              the Initial Pool Balance. Such purchase price will
                              generally  be  at a  price  equal  to  the  unpaid
                              aggregate   Scheduled  Principal  Balance  of  the
                              Mortgage Loans, plus accrued and unpaid interest and unreimbursed Advances.

  Reports to                  The   Trustee  will  prepare  and deliver  monthly
  Certificateholders:         Certificateholder  Reports.  The Special  Servicer
                              will  prepare and deliver to the Trustee a monthly
                              Special Servicer Report  summarizing the status of
                              each Specially  Serviced Mortgage Loan. The Master
                              Servicer and the Special Servicer will prepare and
                              deliver to the  Trustee an annual  report  setting
                              forth,   among  other  things,  the  debt  service
                              coverage   ratios  for  each  Mortgage   Loan,  as
                              available. Each of the reports will be available to the Certificateholders. A report containing information regarding the Mortgage Loans will be available electronically.

                                      T-8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Deutsche Banc Alex. Brown, CIBC World Markets Corp. and PNC Capital Markets (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

III. Originators        Midland Loan Services, Inc.
     -----------        ---------------------------
                        The  Mortgage   Pool   includes   114  Mortgage   Loans,
                        representing  approximately  39.50% of the Initial  Pool
                        Balance, which were originated by or on behalf of Midland Loan Services, Inc. ("MLS").

                        MLS is a wholly owned subsidiary of PNC Bank, National Association. Midland Commercial Funding is a division of MLS which originates and acquires mortgage loans secured by mortgages on commercial and multifamily real estate. PNC Capital Markets is an affiliate of MLS.

                        Residential Funding Corporation
                        -------------------------------
                        The Mortgage Pool includes 89 Mortgage Loans, representing approximately 34.09% of the Initial Pool Balance, which were either acquired or originated by or on behalf of Residential Funding Corporation ("RFC").

                        RFC is an indirect wholly owned subsidiary of GMAC Mortgage Group, Inc. RFC Commercial is a division of RFC which originates and acquires mortgage loans secured by mortgages on commercial and multifamily real estate. Residential Funding Securities Corporation is an affiliate of RFC.

                        CIBC Inc.
                        ---------

                        The Mortgage Pool includes 39 Mortgage Loans, representing approximately 26.41% of the Initial Pool Balance, which were either acquired or originated by or on behalf of CIBC Inc.

                        CIBC Inc. is a wholly owned subsidiary of Canadian Imperial Holdings Inc. and is incorporated under the laws of Delaware. Canadian Imperial Holdings Inc. is a wholly owned subsidiary of CIBC Delaware Holdings Inc., also a Delaware corporation, which is a subsidiary of Canadian Imperial Bank of Commerce, a bank chartered under the Bank Act of Canada. CIBC Inc. is a commercial finance company that originates commercial and multi-family real estate loans, purchases participations in loans from third-party lenders and otherwise extends credit to Fortune 1000 companies. CIBC Inc. has offices in Atlanta, Chicago, Houston, Dallas, San Francisco, Los Angeles and New York. The principal office of CIBC Inc. is located at 425 Lexington Avenue, New York, New York 10017. CIBC Inc. is an affiliate of CIBC World Markets Corp., formerly known as CIBC Oppenheimer Corp.

                                      T-9
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Deutsche Banc Alex. Brown, CIBC World Markets Corp. and PNC Capital Markets (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

     IV. Collateral Description
         ----------------------

         Summary: The Mortgage Pool consists of a $733,801,916 pool of 242 fixed-rate, first lien mortgage loans secured by first liens on commercial and multifamily properties located throughout 39 states, the District of Columbia and the Virgin Islands. As of the Cut-Off Date, the Mortgage Loans have a weighted average mortgage rate of 7.737% and a weighted average remaining term to maturity of 120 months. See the Appendices to the Prospectus Supplement for more detailed collateral information.

         Seismic Review       For loans originated by Midland, RFC or CIBC,  all
         Process:             loan requests  secured by properties in California
                              are subject to a third party seismic report.

                              Generally, any proposed loan originated by Midland, RFC or CIBC as to which the property was estimated to have a PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading, be conditioned on satisfactory earthquake insurance or be declined.


                                      T-10

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc.(collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                                                         $658,587,000 (Approximate)
                                                    Commercial Mortgage Acceptance Corp.
                                                Commercial Mortgage Pass-Through Certificates
                                                               Series 1999-C1

                                                                  Top Ten Loans
                                                                  -------------

                                                                                      Percent    Units/            Loan     Balloon
                                                                Property    Current     of       Square             to      Loan to
 Property Name             Pool      City            State        Type      Balance   Balance     Feet     DSCR    Value     Value
-------------------------  ----      -------------   -----     ----------- --------   -------   --------   ----    ------  --------
 21 Penn Plaza             RFC       New York        NY        Office      $32,184,648  4.4%     344,091   1.36     68.2%     60.2%

 Park Drive Manor          RFC       Philadelphia    PA        Multifamily $22,925,004  3.1%         572   1.35     76.4%     62.2%
 Apartments

 Prime Portfolio           CIBC      Chicago         IL        Industrial  $15,395,975  2.1%     361,043   1.35     79.4%     70.4%

 1414 Avenue of the        CIBC      New York        NY        Office      $14,000,000  1.9%     111,455   1.40     70.0%     60.8%
 Americas

 70 West 36th Street       CIBC      New York        NY        Office      $12,200,000  1.7%     151,077   1.40     67.8%     58.9%

 7200 Leamington (1)       RFC       Bedford Park    IL        Industrial  $4,850,000   0.7%     310,752   1.30     72.6%     65.5%

 2201 Lundt (1)            RFC       Elk Grove       IL        Industrial  $4,000,000   0.5%     213,390   1.30     72.6%     65.5%
                                     Village

 1330 West 43rd Street     RFC       Chicago         IL        Industrial  $2,190,000   0.3%     109,728   1.30     72.6%     65.5%
 (1)

 University Club           CIBC      Charlotte       NC        Multifamily $10,486,188  1.4%         130   1.30     75.9%     67.0%
 Apartments

 The Patriot Apartments    Midland   El Paso         TX        Multifamily $10,022,381  1.4%         320   1.25     79.5%     70.2%

 Acme Plaza (Cape May      CIBC      Cape May        NJ        Retail      $9,459,453   1.3%     150,548   1.32     78.8%     70.0%
 Plaza)

 The Place Apartments      RFC       Fort Myers      FL        Multifamily $8,693,077   1.2%         230   1.26     79.8%     70.0%


 Notes:  (1) The 7200 Leamington, 2201 Lundt and 1330 West 43rd Street loans are cross-collateralized and cross-defaulted with each other.

                                      T-11

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc.(collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

                             GEOGRAPHIC DISTRIBUTION
                             -----------------------


                                 Graphic Omitted



                                      T-12

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc.(collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

Sellers
-----------------------------------------------------
                       No.   Cut-Off Date      %
                       of      Principal       of
                      Loans     Balance       Pool
-----------------------------------------------------
 Midland               114    289,854,254     39.50
 RFC                    89    250,148,011     34.09
 CIBC                   39    193,799,650     26.41
-----------------------------------------------------
 Total:                242    733,801,916    100.00
-----------------------------------------------------

Cut-Off Date Balances
-------------------------------------------------------------------
                                      No.    Cut-Off Date        %
                                      of     Principal         of
                                     Loans     Balance         Pool
-------------------------------------------------------------------
  1 to 1,000,000                      41      30,407,708       4.14
  1,000,001  -  2,000,000             77     115,893,499      15.79
  2,000,001  -  3,000,000             43     105,819,729      14.42
  3,000,001  -  4,000,000             24      85,377,959      11.64
  4,000,001  -  5,000,000             25     113,754,201      15.50
  5,000,001  -  6,000,000             10      54,632,432       7.45
  6,000,001  -  7,000,000              6      38,774,984       5.28
  7,000,001  -  8,000,000              5      37,234,910       5.07
  8,000,001  -  9,000,000              3      25,232,843       3.44
  9,000,001  - 10,000,000              1       9,459,453       1.29
  10,000,001 - 20,000,000              5      62,104,544       8.46
  20,000,001 - 30,000,000              1      22,925,004       3.12
  30,000,001 - 40,000,000              1      32,184,648       4.39
-------------------------------------------------------------------
  Total:                             242     733,801,916     100.00
-------------------------------------------------------------------

  Min:  361,411  Max: 32,184,648  Average: 3,032,239
-------------------------------------------------------------------

States
-----------------------------------------------------
                       No.   Cut-Off Date        %
                       of      Principal         of
                      Loans     Balance         Pool
-----------------------------------------------------
 New York               16    103,710,115      14.13
 Texas                  39     93,881,376      12.79
 California             26     77,019,290      10.50
 Pennsylvania           13     54,782,401       7.47
 New Jersey             17     50,986,834       6.95
 Other                 131    353,421,900      48.16
-----------------------------------------------------
  Total:               242    733,801,916     100.00
-----------------------------------------------------

Property Type
-----------------------------------------------------
                       No.   Cut-Off Date        %
                       of      Principal         of
                      Loans     Balance         Pool
-----------------------------------------------------
 Multifamily             93   238,790,656      32.54
 Retail                  57   196,762,110      26.81
 Office                  43   154,165,210      21.01
 Industrial              25    88,766,241      12.10
 Hospitality              9    25,592,801       3.49
 Self Storage             8    18,940,783       2.58
 Manufactured Housing     6     9,010,648       1.23
 Mixed Use                1     1,773,467       0.24
-----------------------------------------------------
  Total:                242   733,801,916     100.00
-----------------------------------------------------

Mortgage Rates (%)
-----------------------------------------------------
                      No.    Cut-Off Date        %
                       of     Principal         of
                     Loans     Balance         Pool
-----------------------------------------------------
  6.501 - 7.000         10    32,059,815       4.37
  7.001 - 7.500         47   200,195,335      27.28
  7.501 - 8.000        114   335,389,948      45.71
  8.001 - 8.500         51   120,329,888      16.40
  8.501 - 9.000         16    36,116,858       4.92
  9.001 - 9.500          4     9,710,071       1.32
-----------------------------------------------------
  Total:               242   733,801,916     100.00
-----------------------------------------------------

  Min:  6.810   Max:  9.170      WAC:  7.737
-----------------------------------------------------

Original Terms to Stated Maturity (mos.)
------------------------------------------------------
                       No.    Cut-Off Date      %
                        of     Principal       of
                      Loans     Balance       Pool
------------------------------------------------------
  1 - 60                  1      1,936,532     0.26
  61 - 120              215    660,513,444    90.01
  121 - 180              21     58,061,000     7.91
  181 - 240               4      8,562,980     1.17
  241 - 300               1      4,727,960     0.64
------------------------------------------------------
  Total:                242    733,801,916   100.00
------------------------------------------------------

  Min:  60      Max:  241        Wtd. Avg.:  125
------------------------------------------------------

Remaining Terms to Stated Maturity (mos.)
------------------------------------------------------
                       No.   Cut-Off Date        %
                       of      Principal        of
                      Loans     Balance        Pool
------------------------------------------------------
  1 - 60                  2     7,355,138       1.00
  61 - 120              216   671,205,480      91.47
  121 - 180              19    41,950,357       5.72
  181 - 240               5    13,290,940       1.81
------------------------------------------------------
  Total:                242   733,801,916     100.00
------------------------------------------------------

  Min:  41      Max:  238        Wtd. Avg.:  120
------------------------------------------------------

Balloon Loans
------------------------------------------------------
                       No.   Cut-Off Date       %
                       of      Principal       of
                      Loans     Balance       Pool
------------------------------------------------------
  Yes                   229   703,581,634     95.88
  No                     13    30,220,282      4.12
------------------------------------------------------
  Total:                242   733,801,916    100.00
------------------------------------------------------

Debt Service Coverage Ratios (x)
-------------------------------------------------
                  No.   Cut-Off Date       %
                  of      Principal       of
                 Loans     Balance       Pool
-------------------------------------------------
  1.01 - 1.15       3      7,087,785      0.97
  1.16 - 1.25      28     71,966,652      9.81
  1.26 - 1.35     123    384,171,945     52.35
  1.36 - 1.50      60    216,279,794     29.47
  1.51 - 1.75      21     45,021,164      6.14
  1.76 - 2.00       7      9,274,576      1.26
-------------------------------------------------
  Total:          242    733,801,916    100.00
-------------------------------------------------
  Min:  1.12    Max:  1.96       Wtd. Avg.:  1.35
-------------------------------------------------

Cut-Off Date Loan-to-Value Ratios (%)
-------------------------------------------------
                  No.   Cut-Off Date         %
                  of      Principal         of
                 Loans     Balance         Pool
-------------------------------------------------
  20.1 - 30.0       1       975,617        0.13
  30.1 - 40.0       1     1,720,011        0.23
  40.1 - 50.0       5     7,281,413        0.99
  50.1 - 60.0      19    47,398,294        6.46
  60.1 - 70.0      76   231,546,356       31.55
  70.1 - 80.0     139   443,206,913       60.40
  80.1 - 90.0       1     1,673,312        0.23
-------------------------------------------------
  Total:          242   733,801,916      100.00
-------------------------------------------------
  Min:  26.4    Max:  83.7      Wtd. Avg.: 70.8
-------------------------------------------------

Balloon Loan-to-Value Ratios (%)
-------------------------------------------------
                  No.   Cut-Off Date         %
                  of      Principal         of
                 Loans     Balance         Pool
-------------------------------------------------
  0.1 - 10.0       13    30,220,282        4.12
  10.1 - 20.0       1     1,720,011        0.23
  30.1 - 40.0       3     3,606,110        0.49
  40.1 - 50.0      25    66,660,010        9.08
  50.1 - 60.0      87   167,243,183       22.79
  60.1 - 70.0     103   414,639,765       56.51
  70.1 - 80.0      10    49,712,555        6.77
-------------------------------------------------
  Total:          242   733,801,916      100.00
-------------------------------------------------
  Min:  0.8     Max:  76.5     Wtd. Avg.:  58.5
-------------------------------------------------

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned.
-------------------------------------------------------------------------------
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
------------------------------------------------------------------------------

              Percentage of Mortgage Pool Balance by Prepayment Restriction (%) (1)

------------------------------- ------------------- --------------------- ----------------- -------------------- -------------------

   Prepayment Restrictions          July 1999            July 2000           July 2001           July 2002            July 2003
------------------------------- ------------------- --------------------- ----------------- -------------------- -------------------

Locked Out                                99.17%              98.43%                98.43%            94.93%               89.07%
Yield Maintenance Total                    0.83%               1.57%                 1.31%             4.81%               10.93%
Penalty Points:
    5.00% and greater                                          0.00%                 0.00%             0.00%                0.00%
                                           0.00%
    4.00%  to 4.99%                        0.00                0.00                  0.00              0.00                 0.00
    3.00% to 3.99%                         0.00                0.00                  0.00              0.00                 0.00
    2.00% to 2.99%                         0.00                0.00                  0.00              0.00                 0.00
    1.00% to 1.99%                         0.00                0.00                  0.00              0.00                 0.00
Open                                       0.00                0.00                  0.27              0.27                 0.00
------------------------------- ------------------- --------------------- ----------------- -------------------- -------------------
TOTAL                                    100.00%             100.00%               100.00%           100.00%              100.00%
------------------------------- ------------------- --------------------- ----------------- -------------------- -------------------
Pool Balance Outstanding        $733,801,915.73     $725,918,200.51       $717,178,262.91   $707,378,714.84      $694,921,031.64
% of initial Pool Balance                100.00%              98.93%                97.73%            96.40%               94.70%
------------------------------- ------------------- --------------------- ----------------- -------------------- -------------------


                  Percentage of Mortgage Pool Balance by Prepayment Restriction (%) - continued (1)

------------------------- ----------------- ----------------- ----------------- ----------------- ----------------- ----------------

Prepayment Restrictions      July 2004          July 2005         July 2006         July 2007        July 2008         July 2009
------------------------- ----------------- ----------------- ----------------- ----------------- ----------------- ----------------

Locked Out                          75.26%            74.95%            73.97%           74.05%            64.51%            64.22%
Yield Maintenance Total             24.74%            25.05%            26.03%           25.88%            22.70%            30.54%
Penalty Points:
    5.00% and greater                0.00%             0.00%             0.00%            0.00%             0.00%             0.00%
    4.00%  to 4.99%                  0.00              0.00              0.00             0.00              0.00              0.00
    3.00% to 3.99%                   0.00              0.00              0.00             0.00              0.00              0.00
    2.00% to 2.99%                   0.00              0.00              0.00             0.00              0.00              0.00
    1.00% to 1.99%                   0.00              0.00              0.00             0.00              0.00              0.00
Open                                 0.00              0.00              0.00             0.07             12.79              5.24
------------------------- ----------------- ----------------- ----------------- ----------------- ----------------- ----------------
TOTAL                              100.00%           100.00%           100.00%          100.00%           100.00%           100.00%
------------------------- ----------------- ----------------- ----------------- ----------------- ----------------- ----------------
Pool Balance Outstanding  $678,494,499.89   $666,212,113.74   $652,930,615.10   $638,568,446.82   $603,525,706.10   $37,283,451.11
% of Initial Pool Balance           92.46%            90.79%            88.98%            87.02%            82.25%            5.08%
------------------------- ----------------- ----------------- ----------------- ----------------- ----------------- ----------------


    Notes:   (1)    The above  analysis  is based on  Maturity  Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
-------------------------------------------------------------------------------
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


                           Significant Loan Summaries

Loan No. 1 - 21 Penn Plaza

------------------------------------------------------------------------------------------------
Cut-off Date Balance:           $32,184,648             Balloon Balance:      $28,409,182
------------------------------------------------------------------------------------------------
Loan Type:                      Principal & Interest    Property Type:        Office
------------------------------------------------------------------------------------------------
Origination Date:               September 9, 1998       Location:             New York, NY
------------------------------------------------------------------------------------------------
Maturity Date:                  October 1, 2008         Year Renovated:       1997
------------------------------------------------------------------------------------------------
Initial Mortgage Rate:          7.200%                  Appraised Value:      $47,200,000
------------------------------------------------------------------------------------------------
Annual Debt Service:            $2,639,129              Current LTV:          68.2%
------------------------------------------------------------------------------------------------
DSCR:                           1.36x                   Balloon LTV:          60.2%
------------------------------------------------------------------------------------------------
Underwritable Net Cash Flow:    $3,583,883              Occupancy:            99.9%
------------------------------------------------------------------------------------------------
                                                        Occupancy Date:       March 8, 1999
------------------------------------------------------------------------------------------------

The Loan. The 21 Penn Plaza Loan (the "Penn Plaza Loan") is secured by a first mortgage on a 17-story, 344,091 square foot office building located at 360 West 31st Street, New York, New York (the "Penn Plaza Property"). RFC originated the Penn Plaza Loan on September 9, 1998.

The Borrower. The borrower is G-H-G Realty Company, L.L.C., a New York limited liability company (the "Penn Plaza Borrower"). The managing member of the Penn Plaza Borrower is G-H-G Realty Management Company, Inc., a New York corporation. The Penn Plaza Borrower is a special purpose entity.

Security. The Penn Plaza Loan is secured by a Mortgage and Security Agreement, an Assignment of Leases and Rents, UCC Financing Statements and certain additional security documents. Such Mortgage is a first lien on the fee interest in the Penn Plaza Property. The Penn Plaza Loan is non-recourse, subject to certain limited exceptions.

Payment Terms. The Penn Plaza Loan has a fixed 7.200% Mortgage Rate, an original term of 120 months and an original amortization of 360 months. The Penn Plaza Loan requires monthly principal and interest payments of $219,927.38 until maturity, at which time all unpaid principal and accrued but unpaid interest is due. The Penn Plaza Loan accrues interest computed on the basis of the actual number of days elapsed each month in a 360-day year.

Prepayment/Defeasance. No prepayment or defeasance is permitted before September 9, 2003. Thereafter, until July 1, 2008, any prepayment must be in the form of a defeasance. Any such defeasance will include release of the Penn Plaza Property and the pledge of substitute collateral in the form of direct, non-callable United States Treasury obligations providing for payments prior, but as close as possible, to all scheduled Monthly Payment dates, and on the Maturity Date. Each such payment must be equal to or greater than each scheduled Monthly Payment during the loan term, and greater than the anticipated balloon balance due on the Maturity Date. Additionally, a written confirmation must be obtained from each applicable rating agency specifying that the defeasance would not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any class of certificates. From and after July 1, 2008, the Penn Plaza Loan may be prepaid without the payment of any prepayment consideration.

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
-------------------------------------------------------------------------------
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

Transfer of Properties or Interest in Borrower. Except as described below, the lender will have the option to declare the Penn Plaza Loan immediately due and payable upon the transfer of the Penn Plaza Property or any ownership interest in the Penn Plaza Borrower. The Penn Plaza Borrower has a right to transfer the Penn Plaza Property to a qualifying single asset transferee approved by the lender if (i) the proposed transferee reasonably satisfies the lender that it possesses the ownership and managerial experience and financial resources customarily required by the lender for properties such as the Penn Plaza Property, (ii) the proposed transferee assumes the obligations of the Penn Plaza Borrower and an acceptable person or entity assumes all guaranties or indemnities, and (iii) a 1% assumption fee has been received by the lender. The Penn Plaza Loan documents also allow transfers of membership interest in the Penn Plaza Borrower which: (a) do not amount, in the aggregate, to a transfer of 49% or more of the non-managing member interests to a third party; or (b) are the result of devise or descent or by operation of law upon the death of a member.

Escrow/Reserves. There is a tax reserve which requires deposits in an amount sufficient to pay real estate taxes when due. There is a capital improvement reserve funded at on a monthly basis at the rate of $4,289.42 per month.

Subordination/Other Debt. Secured subordinate indebtedness and encumbrances are prohibited.

Prior Loan. Based on information obtained by RFC, as a result of a tenant occupying approximately 50% of the Penn Plaza Property vacating its premises in 1995, the prior loan was restructured into two notes of equal principal balances: an A note which was paid on an interest-only basis and a B note which was paid on the basis of the achievement of certain cash flow hurdles. The sum of the original balances of the A and B notes approximated the then outstanding balance of the prior loan. In September of 1998 when the Penn Plaza Loan was originated, the A note was retired in full and the B note was retired at a discount. As reported by the prior lender and the Borrower, no payment default occurred prior to, during, or after the restructure. As described in "Property", the Penn Plaza Property was 99.9% leased as of March 8, 1999.

The Property. The Penn Plaza Property consists of a 17-story office building located on the southwest corner of Ninth Avenue and West 31st Street, one block west of the Penn Station rail terminal. The Penn Plaza Property was originally constructed in 1931 and substantially renovated in 1997. It contains 344,091 rentable square feet, with office uses on the 2nd through 17th floors, retail uses on the 1st floor and storage uses in the basement. Certain tenant occupy an entire floor while other floors are subdivided for multi-tenant use. The Penn Plaza Property was 99.9% leased as of March 8, 1999. Thirty-eight tenants currently occupy space in the Penn Plaza Property. Major tenants include Saks & Company (63,159 square feet), Eastman Kodak (28,446 square feet), Amtrak (24,506 square feet), Equitable Life Assurance Company of America (22,230 square feet), and Central Parking Systems, Inc. (21,250 square feet). Contractual lease expirations during the loan term are as follows: 1999 (14,289 square feet/4% of total), 2000 (25,568/7%), 2001 (8,027/2%), 2002 (8,289/2%), 2003 (2,922/1%),
2004 (3,435/1%), 2005 (30,885/9%),  2006 (31,163/9%),  2007 (7,340/2%), and 2008
(130,192/38%).

Management. The Penn Plaza Property is managed by S. L. Green Realty Corp., a fully integrated, self-administered and self-managed real estate investment trust engaged in owning, managing, leasing, acquiring and repositioning Class B office property in Manhattan. The company currently owns interests in 15 Class B properties totaling approximately 5 million square feet and leases 27 properties totaling an additional 8.2 million square feet.

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
-------------------------------------------------------------------------------
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

Loan No. 2 - Park Drive Manor Apartments

------------------------------------------------------------------------------------------------
Cut-off Date Balance:           $22,925,004             Balloon Balance:      $18,660,352
------------------------------------------------------------------------------------------------
Loan Type:                      Principal & Interest    Property Type:        Multifamily
------------------------------------------------------------------------------------------------
Origination Date:               March 17, 1999          Location:             Philadelphia, PA
------------------------------------------------------------------------------------------------
Maturity Date:                  April 1, 2009           Year Renovated:       1998
------------------------------------------------------------------------------------------------
Initial Mortgage Rate:          7.450%                  Appraised Value:      $30,000,000
------------------------------------------------------------------------------------------------
Annual Debt Service:            $2,030,648              Current LTV:          76.4%
------------------------------------------------------------------------------------------------
DSCR:                           1.35x                   Balloon LTV:          62.2%
------------------------------------------------------------------------------------------------
Underwritable Net Cash Flow:    $2,741,135              Occupancy:            97.8%
------------------------------------------------------------------------------------------------
                                                        Occupancy Date:       January 28, 1999
------------------------------------------------------------------------------------------------

The Loan. The Park Drive Manor Apartments Loan (the "Park Drive Loan") is secured by a first mortgage on a 572-unit, 2 building garden apartment complex located at 633 West Rittenhouse Street, Philadelphia, Pennsylvania (the "Park Drive Property"). RFC originated the Park Drive Loan on March 17, 1999.

The Borrower. The borrower is Park Drive Group, LP, a Pennsylvania limited partnership (the "Park Drive Borrower"). The corporate general partner of the Park Drive Borrower is Empire/Rittenhouse Group, a Pennsylvania corporation. Ezra Beyman is the sole limited partner of the Park Drive Borrower, and is the President, Treasurer, and Secretary of the Empire/Rittenhouse Group. The Park Drive Borrower is a special purpose entity.

Security. The Park Drive Loan is secured by a Mortgage and Security Agreement, an Assignment of Leases and Rents, UCC Financing Statements and certain additional security documents. Such Mortgage is a first lien on the fee interest in the Park Drive Property. The Park Drive Loan is non-recourse, subject to certain limited exceptions.

Payment Terms. The Park Drive Loan has a fixed 7.450% Mortgage Rate, an original term of 120 months and an original amortization of 300 months. The Park Drive Loan requires monthly principal and interest payments of $169,220.65 until maturity, at which time all unpaid principal and accrued but unpaid interest is due. The Park Drive Loan accrues interest computed on the basis of the actual number of days elapsed each month in a 360-day year.

Prepayment/Defeasance. No prepayment or defeasance is permitted prior to the earlier of (a) May 1, 2003, or (b) two years following the date of the assignment of the Park Drive Loan to a REMIC in connection with a securitization. Thereafter, until January 1, 2009, any prepayment must be in the form of a defeasance. Any such defeasance will include release of the Park Drive Property and the pledge of substitute collateral in the form of direct, non-callable United States Treasury obligations providing for payments prior, but as close as possible, to all scheduled Monthly Payment dates, and on the Maturity Date. Each such payment must be equal to or greater than each scheduled Monthly Payment during the loan term, and greater than the anticipated balloon balance due on the

                                      T-17
-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
-------------------------------------------------------------------------------
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

Maturity Date. Additionally, a written confirmation must be obtained from each applicable rating agency specifying that the defeasance would not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates. From and after January 1, 2009, the Park Drive Loan may be prepaid without the payment of any prepayment consideration.

Transfer of Properties or Interest in Borrower. Except as described below, the lender will have the option to declare the Park Drive Loan immediately due and payable upon the transfer of the Park Drive Property or any ownership interest in the Park Drive Borrower. The Park Drive Borrower has a one time right to transfer the Park Drive Property to a qualifying single asset transferee approved by the lender if (i) the proposed transferee reasonably satisfies the lender that it possesses the ownership and managerial experience and financial resources customarily required by the lender for properties such as the Park Drive Property, (ii) the proposed transferee assumes the obligations of the Park Drive Borrower, (iii) no event of default then exists, and (iv) a 1% assumption fee has been received by the lender. The Park Drive Loan documents also allow transfers of membership interest in the Park Drive Borrower which: (a) do not amount, in the aggregate, to a transfer of 49% or more of such membership interests to a third party; (b) are the result of a death or physical or mental disability, or (c) are to an immediate family member or trust for such a family member.

Escrow/Reserves. There is a tax reserve which requires deposits in an amount sufficient to pay real estate taxes when due. A $56,525 reserve was established at closing to provide funds for repairs recommended in the engineering report. Additionally, there is a replacement reserve funded monthly at the rate of $5,267 per month.

Subordination/Other Debt. Secured subordinate indebtedness and encumbrances are prohibited.

The Property. The Park Drive Property is located at 633 West Rittenhouse Street in the Germantown-Chestnut Hill district of Philadelphia, Pennsylvania, approximately 5 miles north of the central business district. It was built in 1950 and renovated in 1998. It consists of 572 units contained in 2 twelve-story residential buildings connected by a clubhouse/leasing center with 14,800 square feet of commercial space. The Park Drive Property contains 48 efficiency units, 288 one-bedroom units, 232 two-bedroom units and four four-bedroom units. Amenities include elevators, gated, security code controlled entry, a laundry facility, fitness center, outdoor swimming pool including locker/shower and cabana buildings, two outdoor tennis courts, walking/jogging trails, covered parking (220), uncovered parking (405) and an appliance package including stove, refrigerator, central a/c and other standard appliances.

Management. The Park Drive Property is managed by Empire/Rittenhouse Group. Empire/Rittenhouse Group has been involved in the management of apartment complexes for approximately 14 years, and currently manages approximately 1,500 owned residential units in the Philadelphia market.

                                      T-18

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
-------------------------------------------------------------------------------
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

Loan No. 3 - Prime Portfolio

      ---------------------------------------------------------------------------------------------------------------------
      Cut-off Date Balance:                $15,395,975           Location:                      Various
      ---------------------------------------------------------------------------------------------------------------------
            342 Carol Lane                 $2,311,970                  342 Carol Lane                   Elmhurst, IL
      ---------------------------------------------------------------------------------------------------------------------
            343 Carol Lane                 $1,370,753                  343 Carol Lane                   Elmhurst, IL
      ---------------------------------------------------------------------------------------------------------------------
            388 Carol Lane                 $1,331,164                  388 Carol Lane                   Elmhurst, IL
      ---------------------------------------------------------------------------------------------------------------------
            550 Kehoe                      $2,239,721                  550 Kehoe                        Carol Stream, IL
      ---------------------------------------------------------------------------------------------------------------------
            4300 Madison                   $4,020,214                  4300 Madison                     Hillside, IL
      ---------------------------------------------------------------------------------------------------------------------
            1301 East Tower                $4,122,155                  1301 East Tower                  Schaumburg, IL
      ---------------------------------------------------------------------------------------------------------------------
      Loan Type:                         Principal & Interest:   Year Built:                    Various
      ---------------------------------------------------------------------------------------------------------------------
      Origination Date:                    May 1, 1998                 342 Carol Lane                   1989
      ---------------------------------------------------------------------------------------------------------------------
      Maturity Date*:                      May 1, 2008                 343 Carol Lane                   1989
      ---------------------------------------------------------------------------------------------------------------------
      Initial Mortgage Rate:               7.170%                      388 Carol Lane                   1979
      ---------------------------------------------------------------------------------------------------------------------
      Annual Debt Service:                 $1,263,319                  550 Kehoe                        1996
      ---------------------------------------------------------------------------------------------------------------------
            342 Carol Lane                 $189,709                    4300 Madison                     1980
      ---------------------------------------------------------------------------------------------------------------------
            343 Carol Lane                 $112,477                    1301 East Tower                  1992
      ---------------------------------------------------------------------------------------------------------------------
            388 Carol Lane                 $109,229              Appraised Value:                       $19,400,000
      ---------------------------------------------------------------------------------------------------------------------
            550 Kehoe                      $183,781                    342 Carol Lane                   $3,200,000
      ---------------------------------------------------------------------------------------------------------------------
            4300 Madison                   $329,879                    343 Carol Lane                   $1,900,000
      ---------------------------------------------------------------------------------------------------------------------
            1301 East Tower                $338,244                    388 Carol Lane                   $1,800,000
      ---------------------------------------------------------------------------------------------------------------------
      Combined DSCR:                       1.35x                       550 Kehoe                        $3,000,000
      ---------------------------------------------------------------------------------------------------------------------
      Balloon Balance:                     $13,655,857                 4300 Madison                     $4,800,000
      ---------------------------------------------------------------------------------------------------------------------
            342 Carol Lane                 $2,050,661                  1301 East Tower                  $4,700,000
      ---------------------------------------------------------------------------------------------------------------------
            343 Carol Lane                 $1,215,824            Combined Current LTV:                  79.4%
      ---------------------------------------------------------------------------------------------------------------------
            388 Carol Lane                 $1,180,710            Combined Balloon LTV:                  70.4%
      ---------------------------------------------------------------------------------------------------------------------
            550 Kehoe                      $1,986,578            Occupancy (All Properties):            100%
      ---------------------------------------------------------------------------------------------------------------------
            4300 Madison                   $3,565,833            Occupancy Date:                        June 1, 1999
      ---------------------------------------------------------------------------------------------------------------------
            1301 East Tower                $3,656,251
      ---------------------------------------------------------------------------------------------------------------------
      Underwritable Net Cash Flow:         $1,709,765
      ---------------------------------------------------------------------------------------------------------------------
      Property Type:
      ---------------------------------------------------------------------------------------------------------------------
            342 Carol Lane                 Industrial
      ---------------------------------------------------------------------------------------------------------------------
            343 Carol Lane                 Industrial
      ---------------------------------------------------------------------------------------------------------------------
            388 Carol Lane                 Industrial
      ---------------------------------------------------------------------------------------------------------------------
            550 Kehoe                      Industrial
      ---------------------------------------------------------------------------------------------------------------------
            4300 Madison                   Industrial
      ---------------------------------------------------------------------------------------------------------------------
            1301 East Tower                Office
      ---------------------------------------------------------------------------------------------------------------------

*For purposes hereof, the Anticipated Repayment Date described below is assumed to be the maturity date of the Prime Loan. ** Information described herein with respect to the individual properties securing the Prime Loan is an allocated portion of such information based upon the ratio of the appraised value or underwritable cash flow of the individual properties to the aggregate appraised value or underwritable cash flow of all such properties.

                                      T-19

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
-------------------------------------------------------------------------------
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

The Loan. The Prime Portfolio Loan (the "Prime Loan") consists of one loan secured by first mortgages on 5 industrial and 1 office properties located in the suburbs of Chicago (each, a "Prime Property"). CIBC originated the Prime Loan on May 1, 1998.

The Borrower. Six separate Delaware limited liability companies are the co-borrowers for the Prime Loan (each a "Prime Borrower"). The managing member of each Prime Borrower is Prime Group Realty, L.P., a Delaware limited partnership. The managing partner Prime Group Realty, L.P. is Prime Group Realty Trust, a Maryland real estate investment trust. The primary sponsors of each Prime Borrower are John Daley and Guy Ackerman. Each Prime Borrower is a single-purpose bankruptcy-remote entity.

Security. The Prime Loan is secured by separate Mortgages, Assignments of Leases and Rents, UCC Financing Statements and certain additional security documents executed by each Prime Borrower over the separate Prime Property owned by it. Each Mortgage is a first lien on the related Prime Borrower's fee interest in its Prime Property. The Prime Loan is non-recourse, subject to certain limited exceptions.

Payment Terms. The Mortgage Rate is fixed at 7.170% until May 1, 2008 (the "Anticipated Repayment Date"), at which time the Mortgage Rate will adjust to the greater of (i) 9.170% or (ii) the then applicable yield rate on U.S. Treasury obligations maturing during the month in which the maturity date of the Prime Loan occurs, plus 2%. Although the Prime Loan has a stated term of 360 months, it is assumed for purposes hereof that it has a term of 120 months with a maturity date of the Anticipated Repayment Date. The Prime Loan has an original amortization term of 360 months. The Prime Loan requires monthly payments of principal and interest equal to $105,276.56 until the Anticipated Repayment Date. If the Prime Loan is not prepaid on such date, all of the cash flow from the Prime Property is to be applied as described in "Lockbox" below. If not sooner satisfied, all unpaid principal and accrued but unpaid interest is due on May 1, 2028. The Prime Loan accrues interest computed on the basis of the actual number of days elapsed each month in a 360-day year.

Lockbox. Upon any default or upon the occurrence of the Anticipated Repayment Date, the lender may require all gross income from each Prime Property to be deposited into a lockbox account controlled by the lender. Prior to the Anticipated Repayment Date, disbursements from such account are made as follows:
(a) to fund required reserves for the payment of real estate taxes, insurance and other impounds; (b) to pay all principal and interest then due; (c) to fund other reserves required under the related security documents; (d) to pay all other amounts owed the lender with respect to the Prime Loan; and (e) to the Prime Borrowers.

Subsequent to the Anticipated Repayment Date, disbursements from such account are made as follows: (a) to fund required reserves for the payment of real estate taxes, insurance and other impounds; (b) to pay all principal and interest (at the initial Mortgage Rate) then due; (c) to fund other reserves required under the related security documents; (d) to pay budgeted operating expenses (less management fees payable to affiliates of any Prime Borrower) approved by the lender; (e) to pay budgeted capital expenses approved by the lender; (f) to pay other extraordinary expenses approved by the lender; (g) to pay all remaining outstanding principal; (h) to pay all outstanding interest;
(i) to pay all other amounts owed the lender with respect to the Prime Loan; and
(j) to the Prime Borrowers.

                                      T-20
-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
-------------------------------------------------------------------------------
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

Prepayment/Defeasance. No prepayment or defeasance is permitted prior to the earlier of (a) May 1, 2002 or (b) two years following the date of the assignment of the Prime Loan to a REMIC in connection with a securitization. Thereafter, until November 1, 2007, any prepayment must be in the form of a defeasance. Any such defeasance will include release of the related Prime Property and the pledge of substitute collateral in the form of direct, non-callable United States Treasury obligations providing for payments prior, but as close as possible, to all scheduled Monthly Payment dates, and on the Anticipated Repayment Date. Each such payment must be equal to or greater than the portion of the scheduled Monthly Payment allocated to the released Prime Property, and on the Anticipated Repayment Date, must be sufficient to fully prepay the portion of the Prime Loan allocated to the released Prime Property. Additionally, a written confirmation must be obtained from each applicable rating agency specifying that the defeasance would not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates. From and after November 1, 2007, the Prime Loan may be prepaid without the payment of any prepayment consideration.

Transfer of Property or Interest in Borrower. Except as described below, the lender will have the option to declare the Prime Loan immediately due and payable upon the transfer of any Prime Property or any ownership interest in any Prime Borrower. Each Prime Borrower has a one-time right to transfer its Prime Property, after the first 12 months of the loan term, to a transferee approved by the lender if (i) no event of default then exists, (ii) the proposed transferee reasonably satisfies the lender that it possesses the ownership and managerial experience and financial resources necessary to operate the Prime Property, (iii) the proposed transferee assumes the obligations of the Prime Borrower and an acceptable person or entity assumes all guaranties or indemnities, and (iv) a 1% assumption fee, all reasonably required documents, a title policy endorsement and reimbursement for all of its costs and expenses has been received by the lender. The Prime Loan documents allow transfers of beneficial interests in the Prime Borrower so long as Prime Group Realty Trust continues to have the same degree of management control over each Prime Borrower and directly or indirectly own 30% or more of the total equity interests in each Prime Borrower.

Escrow/Reserves. There is a tax escrow which requires deposits in an amount sufficient to pay real estate taxes when due.

Subordination/Other Debt. Secured subordinate indebtedness and encumbrances are prohibited.

The Property. The 342 Carol Lane property is located at 342-346 Carol Lane, Elmhurst, Illinois. It was built in 1989, and is a 67,935 square foot 1-story, multi-tenant warehouse/distribution building improved with 2 loading docks and approximately 41.6% office finish. It is 100% leased as of June 1, 1999. Its largest tenant is Semblex (47,861 square feet/70.45% of total), whose lease expires May 31, 2004.

The 343 Carol Lane property is located at 343 Carol Lane, Elmhurst, Illinois. It was built in 1989, and is a 30,084 square foot 1-story warehouse/distribution building improved with 1 loading dock and approximately 33.0% office finish. As of June 1, 1999, it is 100% leased to Matsushita Industrial, whose lease expires March 31, 2007.

The 388 Carol Lane property is located at 388 Carol Lane, Elmhurst, Illinois. It was built in 1979, and is a 40,920 square foot 1 and 1/2-story, multi-tenant warehouse/distribution building improved with 1 loading dock and

                                      T-21

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
-------------------------------------------------------------------------------
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


approximately 22.9% office finish. It is 100% leased as of June 1, 1999. Its largest tenant is Ameritech Illinois (36,184 square feet/88.43% of total), whose lease expires September 30, 2000.

The 550 Kehoe property is located at 550 Kehoe Blvd., Carol Stream, Illinois. It was built in 1996, and is a 44,575 square foot 1-story warehouse/distribution building improved with 1 loading dock and approximately 27.3% office finish. As of June 1, 1999, it is 100% leased to Associated Material, whose lease expires August 31, 2006.

The 4300 Madison property is located at 4300 Madison Street, Hillside, Illinois. It was built in 1980, and is a 127,129 square foot 1-story, multi-tenant warehouse/distribution building. It is 100% leased as of June 1, 1999. Its largest tenant is Oak Brook Business Center (50,940 square feet/40.07% of total), whose lease expires May 31, 2000.

The 1301 East Tower property is located at 1301 East Tower Road, Schaumburg, Illinois. It was built in 1992, and is a 50,400 square foot 1-story, class B office building with 223 surface parking spaces. As of June 1, 1999, it is 100% leased to Household Credit Services, whose lease expires December 31, 2001.

Management. The Prime Properties are managed by Prime Group Realty Trust, the general partner of the managing member of each Prime Borrower.

                                      T-22

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
-------------------------------------------------------------------------------
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


Loan No. 4 - 1414 Avenue of the Americas

--------------------------------------------------------------------------------
Cut-off Date Balance:    $14,000,000          Balloon Balance: $12,169,841
--------------------------------------------------------------------------------
Loan Type:               2 years Interest-    Property Type:   Office
                         Only, then Principal
                         & Interest
--------------------------------------------------------------------------------
Origination Date:        April 16, 1999       Location:        New York, NY
--------------------------------------------------------------------------------
Maturity Date:*          May 1, 2009          Year Renovated:  1997
--------------------------------------------------------------------------------
Initial Mortgage Rate:   7.870%               Appraised Value: $20,000,000
--------------------------------------------------------------------------------
Annual Debt Service:     $1,282,217           Current LTV:     70.0%
--------------------------------------------------------------------------------
DSCR:                    1.40x                Balloon LTV:     60.8%
--------------------------------------------------------------------------------
Underwritable Net Cash
Flow:                    $1,795,434           Occupancy:       100%
--------------------------------------------------------------------------------
                                              Occupancy Date:  February 20, 1999
--------------------------------------------------------------------------------
*For purposes hereof, the Anticipated Repayment Date described below is assumed to be the maturity date of the 1414 Loan.

The Loan. The 1414 Avenue of the Americas Loan (the "1414 Loan") is secured by a first mortgage on a 19-story, 111,455 square foot office building located at 1414 Avenue of the Americas, New York, New York (the "1414 Property"). CIBC originated the 1414 Loan on April 16, 1999.

The Borrower. The borrower is Green 1414 Property L.L.C., a New York limited liability company (the "1414 Borrower"). Green 1414 Manager L.L.C., a Delaware limited liability company, is the managing member of the 1414 Borrower. It is a wholly owned subsidiary of SL Green Realty Corp. SL Green Operating Partnership, L.P., a Delaware limited partnership, is the sole remaining member of the 1414 Borrower. SL Green Realty Corp. is the general partner of the limited partnership. The 1414 Borrower is a special purpose entity.

Security. The 1414 Loan is secured by a Mortgage, an Assignment of Leases and Rents, UCC Financing Statements and certain additional security documents. The Mortgage is a first lien on the fee interest in the 1414 Property. The 1414 Loan is non-recourse, subject to certain limited exceptions.

Payment Terms. The Mortgage Rate is fixed at 7.870% until May 1, 2009 (the "Anticipated Repayment Date"), at which time the Mortgage Rate will adjust to the greater of (i) 9.87% or (ii) the then applicable yield rate on U.S. Treasury obligations maturing during the month in which the maturity date of the 1414 Loan occurs, plus 2%. Although the 1414 Loan has a stated term of 324 months, it is assumed for purposes hereof that it has a term of 120 months with a maturity date of the Anticipated Repayment Date. The 1414 Loan has an original amortization term of 300 months. The 1414 Loan requires monthly payments of interest only until June 1, 2001. Thereafter, monthly payments of principal and interest equal to $106,851.39 are required until the Anticipated Repayment Date. If the 1414 Loan is not prepaid on such date, all of the cash flow from the 1414 Property is to be applied as described in "Lockbox" below. If not sooner satisfied, all unpaid principal and accrued but unpaid interest is due on May 1, 2026. The 1414 Loan accrues interest computed on the basis of the actual number of days elapsed each month in a 360-day year.


                                      T-23
--------------------------------------------------------------------------------
This information is being delivered to a specific number or prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer or securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any retuns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availablity are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the"SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


Lockbox. Upon a default by the 1414 Borrower, or upon the occurrence of the Anticipated Repayment Date, the lender may require all gross income from the 1414 Property to be deposited into a lockbox account controlled by the lender. Prior to the Anticipated Repayment Date, disbursements from such account are made as follows: (a) to fund required reserves for the payment of real estate taxes, insurance and other impounds; (b) to pay all principal and interest then due; (c) to fund other reserves required under the related security documents;
(d) to pay all other amounts owed the lender with respect to the 1414 Loan;  and
(e) to the 1414 Borrower.

Subsequent to the Anticipated Repayment Date, disbursements from such account are made as follows: (a) to fund required reserves for the payment of real estate taxes, insurance and other impounds; (b) to pay all principal and interest (at the initial Mortgage Rate) then due; (c) to fund other reserves required under the related security documents; (d) to pay budgeted operating expenses (less management fees payable to 1414 Borrower affiliates) approved by the lender; (e) to pay budgeted capital expenses approved by the lender; (f) to pay other extraordinary expenses approved by the lender; (g) to pay all remaining outstanding principal; (h) to pay all outstanding interest; (i) to pay all other amounts owed the lender with respect to the 1414 Loan; and (j) to the 1414 Borrower.

Prepayment/Defeasance. No prepayment or defeasance is permitted prior to the earlier of (a) April 16, 2002, or (b) two years following the date of the assignment of the 1414 Loan to a REMIC in connection with a securitization. Thereafter, until November 1, 2008, any prepayment must be in the form of a defeasance. Any such defeasance will include release of the related 1414 Property and the pledge of substitute collateral in the form of direct, non-callable United States Treasury obligations providing for payments prior, but as close as possible, to all scheduled Monthly Payment dates, and on the Anticipated Repayment Date. Each such payment must be equal to or greater than the scheduled Monthly Payment, and on the Anticipated Repayment Date, must be sufficient to fully prepay the 1414 Loan on such date. Additionally, a written confirmation must be obtained from each applicable rating agency specifying that the defeasance would not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any class of certificates. From and after November 1, 2008, the 1414 Loan may be prepaid without the payment of any prepayment consideration

Transfer of Property or Interest in Borrower. Except as described below, the lender will have the option to declare the 1414 Loan immediately due and payable upon the transfer of the 1414 Property or any ownership interest in the 1414 Borrower. The 1414 Borrower has a one-time right to transfer the 1414 Property to a transferee approved by the lender if (i) no event of default then exists,
(ii) the proposed transferee reasonably satisfies the lender that it possesses the ownership and managerial experience and financial resources necessary to operate the 1414 Property, (iii) the proposed transferee assumes the obligations of the 1414 Borrower and an acceptable person or entity assumes all guaranties or indemnities, and (iv) a 1% assumption fee, all reasonably required documents, a title policy endorsement and reimbursement for all of its costs and expenses has been received by the lender. The 1414 Loan documents allow transfers of beneficial interests in the 1414 Borrower so long as, among other things, Green 1414 Manager L.L.C. remains the managing member of the 1414 Borrower and SL Green Realty Corp. continues to directly or indirectly own 100% of Green 1414 Manager L.L.C. and at least 1/3 of the total equity interests in the 1414 Borrower. Additionally, so long as lender approves the management of the 1414 Borrower, transfers of non-managing member interests (up to an aggregate of 25% of the beneficial ownership interests), involuntary transfers from death or disability and transfers for estate planning purposes will not be a default. Finally, transfers of limited

                                      T-24
--------------------------------------------------------------------------------
This information is being delivered to a specific number or prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer or securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any retuns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availablity are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the"SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


partnership interests in SL Green Operating Partnership, L.P. are allowed so long as SL Green Realty Corp. retains control of such limited partnership.

Escrows/Reserves. There is a tax escrow, which requires deposits in an amount sufficient to pay real estate taxes when due. There is an escrow for capital expenditures, which is funded monthly at the monthly rate of $929, and a tenant improvement/leasing commission escrow, which is funded at the monthly rate of $16,667. There is also an insurance reserve in the amount of $10,628.

Subordinate/Other Debt. Secured subordinate indebtedness and encumbrances are prohibited.

The Property. The 1414 Property consists of a 19-story office building located on the southeast corner of West 58th Street, one block from Central Park, at the northern edge of Midtown Manhattan. The 1414 Property, originally constructed in 1924, contains 111,455 rentable square feet. Major capital improvements totaling approximately $580,000 were completed during 1991 (new roof) and 1997. Such improvements during 1998 included upgrades to the lobby, corridors and elevators, as well as the installation of a new fire alarm system. The 1414 Property was 100% leased as of February 20, 1999. Contractual lease expirations during the loan term are as follows: 1999 (8,943 square feet/8% of total), 2000 (12,280/11%), 2001 (17,619/15.8%), 2002 (5,200/4.7%), 2003 (33,665/30.2%), 2004
(13,975/2%),   2005   (2,187/2.8%),   2006  (3,100/2.8%),   2007  (none),   2008
(3,625/3.3%), and 2009 (2,515/2.3%). No single tenant accounts for more than 5.7% of the 1414 Property's total square footage. The typical tenant at the 1414 Property possesses a lease with a 5 or 10 year term, occupies approximately 3,000 square feet and is in the garment industry. Many have also been tenants for a number of years.

Management. The 1414 Property is managed by SL Green Management L.L.C., an affiliate of the 1414 Borrower.


                                      T-25
--------------------------------------------------------------------------------
This information is being delivered to a specific number or prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer or securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any retuns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availablity are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the"SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


Loan No. 5 - 70 West 36th Street

--------------------------------------------------------------------------------
Cut-off Date Balance:    $12,200,000          Balloon Balance: $10,605,147
--------------------------------------------------------------------------------
Loan Type:               2 Years Interest-    Property Type:   Office
                         Only, then Principal
                         & Interest
--------------------------------------------------------------------------------
Origination Date:        April 16, 1999       Location:        New York, NY
--------------------------------------------------------------------------------
Maturity Date:*          May 1, 2009          Year Renovated:  1995
--------------------------------------------------------------------------------
Initial Mortgage Rate:   7.870%               Appraised Value: $18,000,000
--------------------------------------------------------------------------------
Annual Debt Service:     $1,117,360           Current LTV:     67.8%
--------------------------------------------------------------------------------
DSCR:                    1.40x                Balloon LTV:     58.9%
--------------------------------------------------------------------------------
Underwritable Net Cash
Flow:                    $1,559,453           Occupancy:       100%
--------------------------------------------------------------------------------
                                              Occupancy Date:  February 19, 1999
--------------------------------------------------------------------------------
*For purposes hereof, the Anticipated Repayment Date described below is assumed to be the maturity date of the West 36th Loan.

The Loan. The 70 West 36th Street Loan (the "West 36th Loan") is secured by a first mortgage on a 16-story, 151,077 square foot office building located at 70 West 36th Street, New York, New York (the "West 36th Property"). CIBC originated the West 36th Loan on April 16, 1999.

The Borrower. The borrower is Green 70W36 Property L.L.C., a New York limited liability company (the "West 36th Borrower"). Green 70W36 Manager L.L.C., a Delaware limited liability company, is the managing member of the West 36th Borrower. It is a wholly owned subsidiary of SL Green Realty Corp. SL Green
Operating Partnership, L.P., a Delaware limited partnership, is the sole remaining member of the West 36th Borrower. SL Green Realty Corp. is the general partner of the limited partnership. The West 36th Borrower is a special purpose entity.

Security. The West 36th Loan is secured by a Mortgage, an Assignment of Leases and Rents, UCC Financing Statements and certain additional security documents. The Mortgage is a first lien on the fee interest in the West 36th Property. The West 36th Loan is non-recourse, subject to certain limited exceptions.

Payment Terms. The Mortgage Rate is fixed at 7.870% until May 1, 2009 (the "Anticipated Repayment Date"), at which time the Mortgage Rate will adjust to the greater of (i) 9.87% or (ii) the then applicable yield rate on U.S. Treasury obligations maturing during the month in which the maturity date of the West 36th Loan occurs, plus 2%. Although the West 36th Loan has a stated term of 324 months, it is assumed for purposes hereof that it has a term of 120 months with a maturity date of the Anticipated Repayment Date. The West 36th Loan has an original amortization term of 300 months. The West 36th Loan requires monthly payments of interest only until June 1, 2001. Thereafter, monthly payments of principal and interest equal to $93,113.36 are required until the Anticipated Repayment Date. If the West 36th Loan is not prepaid on such date, all of the cash flow from the West 36th Property is to be applied as described in "Lockbox" below. If not sooner satisfied, all unpaid principal and accrued but unpaid interest is due on May 1, 2026. The West 36th Loan accrues interest computed on the basis of the actual number of days elapsed each month in a 360-day year.


                                      T-26
--------------------------------------------------------------------------------
This information is being delivered to a specific number or prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer or securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any retuns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availablity are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the"SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


Lockbox. Upon a default by the West 36th Borrower, or upon the occurrence of the Anticipated Repayment Date, the lender may require all gross income from the West 36th Property to be deposited into a lockbox account controlled by the lender. Prior to the Anticipated Repayment Date, disbursements from such account are made as follows: (a) to fund required reserves for the payment of real estate taxes, insurance and other impounds; (b) to pay all principal and interest then due; (c) to fund other reserves required under the related security documents; (d) to pay all other amounts owed the lender with respect to the West 36th Loan; and (e) to the West 36th Borrower.

Subsequent to the Anticipated Repayment Date, disbursements from such account are made as follows: (a) to fund required reserves for the payment of real estate taxes, insurance and other impounds; (b) to pay all principal and interest (at the initial Mortgage Rate) then due; (c) to fund other reserves required under the related security documents; (d) to pay budgeted operating expenses (less management fees payable to West 36th Borrower affiliates) approved by the lender; (e) to pay budgeted capital expenses approved by the lender; (f) to pay other extraordinary expenses approved by the lender; (g) to pay all remaining outstanding principal; (h) to pay all outstanding interest;
(i) to pay all other amounts owed the lender with respect to the West 36th Loan; and (j) to the West 36th Borrower.

Prepayment/Defeasance. No prepayment or defeasance is permitted prior to the earlier of (a) April 16, 2002, or (b) two years following the date of the assignment of the West 36th Loan to a REMIC in connection with a securitization. Thereafter, until November 1, 2008, any prepayment must be in the form of a defeasance. Any such defeasance will include release of the related West 36th Property and the pledge of substitute collateral in the form of direct, non-callable United States Treasury obligations providing for payments prior, but as close as possible, to all scheduled Monthly Payment dates, and on the Anticipated Repayment Date. Each such payment must be equal to or greater than the scheduled Monthly Payment, and on the Anticipated Repayment Date, must be sufficient to fully prepay the West 36th Loan on such date. Additionally, a written confirmation must be obtained from each applicable rating agency specifying that the defeasance would not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any class of Certificates. From and after November 1, 2008, the West 36th Loan may be prepaid without the payment of any prepayment consideration

Transfer of Property or Interest in Borrower. Except as described below, the lender will have the option to declare the West 36th Loan immediately due and payable upon the transfer of the West 36th Property or any ownership interest in the West 36th Borrower. The West 36th Borrower has a one-time right to transfer the West 36th Property to a transferee approved by the lender if (i) no event of default then exists, (ii) the proposed transferee reasonably satisfies the lender that it possesses the ownership and managerial experience and financial resources necessary to operate the West 36th Property, (iii) the proposed transferee assumes the obligations of the West 36th Borrower and an acceptable person or entity assumes all guaranties or indemnities, and (iv) a 1% assumption fee, all reasonably required documents, a title policy endorsement and reimbursement for all of its costs and expenses has been received by the lender. The West 36th Loan documents allow transfers of beneficial interests in the West 36th Borrower so long as, among other things, Green 70W36 Manager L.L.C. remains the managing member of the West 36th Borrower and SL Green Realty Corp. continues to directly or indirectly own 100% of Green 70 W36 Manager L.L.C. of the West 36th Borrower and at least 1/3 of the total equity interests in the West 36th Borrower. Additionally, so long as lender approves the management of the West 36th Borrower, transfers of non-managing member interests (up to an aggregate of 25% of the beneficial ownership interests), involuntary transfers from death or disability and transfers for estate planning purposes will not be a default. Finally, transfers of limited partnership

                                      T-27
--------------------------------------------------------------------------------
This information is being delivered to a specific number or prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer or securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any retuns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availablity are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the"SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

interests in SL Green Operating Partnership, L.P. are allowed so long as SL Green Realty Corp. retains control of such limited partnership.

Escrows/Reserves. There is a tax escrow which requires deposits in an amount sufficient to pay real estate taxes when due. There is an escrow for capital expenditures, which is funded monthly at the monthly rate of $1,762, and a tenant improvement/leasing commission escrow, which is funded at the monthly rate of $12,500. There is also an insurance reserve in the amount of $8,862.

Subordinate/Other Debt. Secured subordinate indebtedness and encumbrances are prohibited.

The Property. The West 36th Property consists of a 16-story building centrally located on 36th Street between Fifth and Sixth Avenues, in the heart of the Midtown West District of Manhattan. The West 36th Property, originally constructed in 1923, contains 151,703 rentable square feet, including 26,522 square feet of retail space on the ground floor. Major capital improvements totaling approximately $4,000,000 were completed through 1995. Such improvements included modernization of the three passenger elevators, installation of a new domestic water tank and renovations to the lobby and public corridors on each floor. Historical occupancy of the West 36th Property for the last five years has been: 1995 - 94%, 1996 - 95%, 1997 - 100%, 1998 - 100%, and 1999 - 100%.
Tenant rollover is staggered with no more than 29% expiring in any one year. The typical tenant at the West 36th Property possesses a lease with a 5 or 10 year term, occupies approximately 3,000 square feet and is in the garment industry. Many have also been tenants for a number of years.

Management. The West 36th Property is managed by SL Green Management L.L.C., an affiliate of the West 36th Borrower.





                                      T-28
--------------------------------------------------------------------------------
This information is being delivered to a specific number or prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer or securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any retuns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availablity are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the"SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

Loan Nos. 6, 7 and 8 - 2201 Lundt, 7200 Leamington and 1330 West 43rd Street

--------------------------------------------------------------------------------------
Cut-off Date Balances:                            Property Type:         Industrial
--------------------------------------------------------------------------------------
    Leamington               $4,850,000           Location:              Chicago, IL
--------------------------------------------------------------------------------------
    Lundt                    $4,000,000           Year Built:
--------------------------------------------------------------------------------------
    West 43rd                $2,190,000               Leamington          1952
--------------------------------------------------------------------------------------
Loan Type:                   Principal & Interest     Lundt               1963
--------------------------------------------------------------------------------------
Origination Date:            June 24, 1999            West 43rd           1977
--------------------------------------------------------------------------------------
Maturity Date:               July 1, 2009         Appraised Value:        $15,200,000
--------------------------------------------------------------------------------------
Initial Mortgage Rate:       8.320%                   Leamington          $ 6,800,000
--------------------------------------------------------------------------------------
Annual Debt Service:                                  Lundt               $ 5,600,000
--------------------------------------------------------------------------------------
    Leamington               $440,105                 West 43rd           $ 2,800,000
--------------------------------------------------------------------------------------
    Lundt                    $362,973             Current Combined LTV:   72.6%
--------------------------------------------------------------------------------------
    West 43rd                $198,728             Combined Balloon LTV:   65.5%
--------------------------------------------------------------------------------------
DSCR:                        1.30x                Occupancy:
--------------------------------------------------------------------------------------
Balloon Balance:                                      Leamington          100.0%
--------------------------------------------------------------------------------------
    Leamington               $4,372,452               Lundt               100.0%
--------------------------------------------------------------------------------------
    Lundt                    $3,606,147               West 43rd           100.0%
--------------------------------------------------------------------------------------
    West 43rd                $1,974,366           Occupancy Date:         May 11, 1999
--------------------------------------------------------------------------------------
Aggregate Underwritable      $1,302,056
Net Cash Flow:
--------------------------------------------------------------------------------------

The Loans. The 2201 Lundt, 7200 Leamington and 1330 West 43rd Street Loans (the "Chicago Industrial Loans") consist of three separate loans secured by first mortgages on three Chicago-area industrial properties (the "Chicago Industrial Properties"). RFC originated each of the Chicago Industrial Loans was originated on June 24, 1999, and each has a maturity date of July 1, 2009.

The Borrowers. Separate Illinois limited liability companies were established as borrowing entities for each of the Chicago Industrial Loans (each a "Chicago Industrial Borrower"). Each Chicago Industrial Borrower is a single purpose entity established to own and manage only its Chicago Industrial Property. The primary sponsors Chicago Industrial Borrowers are John Daley and Guy Ackerman.

Security. The Chicago Industrial Loans are secured by separate Mortgages, Assignments of Leases and Rents, UCC Financing Statements and certain additional security documents. Each Mortgage is a first lien on the fee interest in the related Chicago Industrial Property. The Chicago Industrial Loans are non-recourse, subject to certain limited exceptions. All of the Chicago Industrial Loans are cross-defaulted and cross-collateralized with each other.

Payment Terms. Each Chicago Industrial Loan has a fixed 8.320% Mortgage Rate, an original term of 120 months and an original amortization of 360 months. The Chicago Industrial Loans require an aggregate monthly principal and interest payment of $83,483.74 until maturity, at which time all unpaid principal and accrued but unpaid interest is due. Each Chicago Industrial Loan accrues interest computed on the basis of the actual number of days elapsed each month in a 360-day year.

                                      T-29
--------------------------------------------------------------------------------
This information is being delivered to a specific number or prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer or securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any retuns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availablity are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the"SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

Prepayment/Defeasance. No prepayment or defeasance is permitted for any of the Chicago Industrial Loans prior to the earlier of (a) August 1, 2003, or (b) two years following the date of the assignment of the related Chicago Industrial Loan to a REMIC in connection with a securitization. Thereafter, until April 1, 2009, any prepayment must be in the form of a defeasance. Any such defeasance will include release of the related Chicago Industrial Property and the pledge of substitute collateral in the form of direct, non-callable United States Treasury obligations providing for payments prior, but as close as possible, to all scheduled Monthly Payment dates, and on the Maturity Date. Each such payment must be equal to or greater than each scheduled Monthly Payment during the loan term, and greater than the anticipated balloon balance due on the Maturity Date. Additionally, a written confirmation must be obtained from each applicable rating agency specifying that the defeasance would not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any class of certificates. From and after April 1, 2009, each Chicago Industrial Loan may be prepaid without the payment of any prepayment consideration.

Transfer of Properties or Interest in Borrower. Except as described below, the lender will have the option to declare any Chicago Industrial Loan immediately due and payable upon the transfer of the related Chicago Industrial Property or any ownership interest in the related Chicago Industrial Borrower. Each Chicago Industrial Borrower has a one time right to transfer its Chicago Industrial Property to a qualifying single asset transferee approved by the lender if (i) the proposed transferee reasonably satisfies the lender that it possesses the ownership and managerial experience and financial resources customarily required by the lender for properties such as the related Chicago Industrial Property,
(ii) the proposed transferee assumes the obligations of the related Chicago Industrial Borrower, (iii) no event of default then exists, and (iv) a 1% assumption fee has been received by the lender. The documents for each Chicago Industrial Loan also allow transfers of membership interest in the related Chicago Industrial Borrower which: (a) do not amount, in the aggregate, to a transfer of 49% or more of such membership interests to a third party; (b) are the result of a death or physical or mental disability, or (c) are to an immediate family member or trust for such a family member.

Escrow/Reserves. Each Chicago Industrial Loan has a tax and insurance reserve which requires deposits in an amount sufficient to pay real estate taxes and insurance premiums when due. There is a capital improvements escrow for each Chicago Industrial Property funded monthly at the aggregate rate $5,282 (Lundt - $1,778, Leamington - $2,590 and West 43rd - $914). There is a tenant improvement/leasing commission escrow for each Chicago Industrial Property funded monthly at the aggregate rate $13,233 (Lundt - $4,446, Leamington - $6,474 and West 43rd - $2,313).

Subordination/Other Debt. Secured subordinate indebtedness and encumbrances are prohibited.

The Property. The Lunt property is located at 2201 W. Lunt Avenue, Elk Grove Village, Illinois, approximately 1 mile east of O'Hare Airport. This property is a 213,390 square foot single-story, multi-tenant warehouse/distribution building improved with 16 loading docks and approximately 6% office finish. It is 71.63% leased to Prime Source and World Wide Inc.

The Leamington property is located at 7200 S. Leamington, Bedford Park, Illinois, on the south side of Chicago near Midway Airport. This property is a 310,752 square foot single-story manufacturing building improved with 13

                                      T-30
--------------------------------------------------------------------------------
This information is being delivered to a specific number or prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer or securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any retuns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availablity are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the"SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

loading docks and approximately 4% office finish. It is 100% net leased to The Form House, Inc., through March 20, 2004.

The West 43rd Street property is located at 1330 West 43rd Street, McKinley Park, Illinois, in the old stock yard district. This property is a 109,728 square foot single-story, single-tenant warehouse/distribution building improved with 9 loading docks and approximately 6% office finish. It is 100% occupied by SM Acquisitions through May, 2002.

Management. The Chicago Industrial Properties are currently managed by Hawthorne Realty Management. Hawthorne has managed over 12,000,000 square feet of industrial space in the Chicago metro area and midwest. Hawthorne alos manages 4,000,000 square feet of office space and 1,000,000 square feet of residential and hospitality properties. Hawthorne is affiliated with the Chicago Industrial Borrowers.


                                      T-31
--------------------------------------------------------------------------------
This information is being delivered to a specific number or prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer or securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any retuns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availablity are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the"SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


Loan No. 9 - University Club Apartments

------------------------------------------------------------------------------------------------
Cut-off Date Balance:            $10,486,188           Balloon Balance:     $9,254,639
------------------------------------------------------------------------------------------------
Loan Type:                       Principal and         Property Type:       Multifamily
                                 Interest
------------------------------------------------------------------------------------------------
Origination Date:                April 22, 1999        Location:            Charlotte, NC
------------------------------------------------------------------------------------------------
Maturity Date:*                  May 1, 2009           Year Built           1998
------------------------------------------------------------------------------------------------
Initial Mortgage Rate:           7.390%                Appraised Value:     $13,820,000
------------------------------------------------------------------------------------------------
Annual Debt Service:             $871,539              Current LTV:         75.9%
------------------------------------------------------------------------------------------------
DSCR:                            1.30x                 Balloon LTV:         67.0%
------------------------------------------------------------------------------------------------
Underwritable Net Cash Flow:     $1,130,378            Occupancy:           97.5%
------------------------------------------------------------------------------------------------
                                                       Occupancy Date:      January 31, 1999
------------------------------------------------------------------------------------------------

*For purposes hereof, the Anticipated Repayment Date described below is assumed to be the maturity date of the University Club Loan.

The Loan. The University Club Apartments Loan (the "University Club Loan") is secured by a first mortgage on the University Club Apartments (the "University Club Property"), a 130-unit, 17 building, student housing apartment complex located in Charlotte, North Carolina. CIBC originated the University Club Loan on April 22, 1999.

The Borrower. The borrower is University Club Apartments of Charlotte, L.C., a Florida limited liability company (the "University Club Borrower"). The University Club Borrower's managing member is Thomas C. Proctor. The University Club Borrower is a special purpose entity.

Security. The University Club Loan is secured by a Deed of Trust and Security Agreement, an Assignment of Leases and Rents, UCC Financing Statements and certain additional security documents. Such Deed of Trust is a first lien on the fee interest in the University Club Property. The University Club Loan is non-recourse, subject to certain limited exceptions.

Payment Terms. The Mortgage Rate is fixed at 7.390% until May 1, 2009 (the "Anticipated Repayment Date"), at which time the Mortgage Rate will adjust to the greater of (i) 9.39% or (ii) the then applicable yield rate on U.S. Treasury obligations maturing during the month in which the maturity date of the University Club Loan occurs, plus 2%. Although the University Club Loan has a stated term of 360 months, it is assumed for purposes hereof that it has a term of 120 months with a maturity date of the Anticipated Repayment Date. The University Club Loan has an original amortization term of 360 months. The University Club Loan requires monthly payments of principal and interest of $72,628.26 until the Anticipated Repayment Date. If the University Club Loan is not prepaid on such date, all of the cash flow from the University Club Property is to be applied as described in "Lockbox" below. If not sooner satisfied, all unpaid principal and accrued but unpaid interest is due on May 1, 2029. The University Club Loan accrues interest computed on the basis of the actual number of days elapsed each month in a 360-day year.

Lockbox. Upon a default by the University Club Borrower, or upon the occurrence of the Anticipated Repayment Date, the lender may require all gross income from the University Club Property to be deposited into a lockbox account controlled by the lender. Prior to the Anticipated Repayment Date, disbursements from such account are

                                      T-32
-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

made as follows: (a) to fund required reserves for the payment of real estate taxes, insurance and other impounds; (b) to pay all principal and interest then due; (c) to fund other reserves required under the related security documents;
(d) to pay all other amounts owed the lender with respect to the University Club Loan; and (e) to the University Club Borrower.

Subsequent to the Anticipated Repayment Date, disbursements from such account are made as follows: (a) to fund required reserves for the payment of real estate taxes, insurance and other impounds; (b) to pay all principal and interest (at the initial Mortgage Rate) then due; (c) to fund other reserves required under the related security documents; (d) to pay budgeted operating expenses (less management fees payable to University Club Borrower affiliates) approved by the lender; (e) to pay budgeted capital expenses approved by the lender; (f) to pay other extraordinary expenses approved by the lender; (g) to pay all remaining outstanding principal; (h) to pay all outstanding interest;
(i) to pay all other amounts owed the lender with respect to the University Club Loan; and (j) to the University Club Borrower.

Prepayment/Defeasance. No prepayment or defeasance is permitted prior to the earlier of (a) April 22, 2002, or (b) two years following the date of the assignment of the University Club Loan to a REMIC in connection with a securitization. Thereafter, until November 1, 2008, any prepayment must be in the form of a defeasance. Any such defeasance will include release of the related University Club Property and the pledge of substitute collateral in the form of direct, non-callable United States Treasury obligations providing for payments prior, but as close as possible, to all scheduled Monthly Payment dates, and on the Anticipated Repayment Date. Each such payment must be equal to or greater than the scheduled Monthly Payment, and on the Anticipated Repayment Date, must be sufficient to fully prepay the University Club Loan on such date. Additionally, a written confirmation must be obtained from each applicable rating agency specifying that the defeasance would not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any class of certificates. From and after November 1, 2008, the University Club Loan may be prepaid without the payment of any prepayment consideration

Transfer of Property or Interest in Borrower. Except as described below, the lender will have the option to declare the University Club Loan immediately due and payable upon the transfer of the University Club Property or any ownership interest in the University Club Borrower. The University Club Borrower has a one-time right to transfer the University Club Property, after the first 12 months of the loan term, to a transferee approved by the lender if (i) no event of default then exists, (ii) the proposed transferee reasonably satisfies the lender that it possesses the ownership and managerial experience and financial resources necessary to operate the University Club Property, (iii) the proposed transferee assumes the obligations of the University Club Borrower and an acceptable person or entity assumes all guaranties or indemnities, and (iv) a 1% assumption fee, all reasonably required documents, a title policy endorsement and reimbursement for all of its costs and expenses has been received by the lender. The University Club Loan documents also prohibit, without the lender's prior consent, any transfer of any managing membership interest in the University Club Borrower. Transfers of non managing member interests are allowed without lender consent. Additionally, so long as lender approves the management of the University Club Borrower, involuntary transfers from death or disability and transfers for estate planning purposes will not be a default.

Escrows/Reserves. There is a tax and insurance escrow which requires deposits in an amount sufficient to pay real estate taxes and insurance premiums when due. There is also an escrow for capital expenditures which is funded

                                      T-33
-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

monthly in the amount of $29,250/year for the first twelve months of the loan term and $39,000/year for the remainder of the loan term.

Subordinate/Other Debt. Secured subordinate indebtedness and encumbrances are prohibited.

The Property. The University Club Property consists of 130 townhouse style apartment units (1,470 square feet per unit) in seventeen buildings located in Charlotte, North Carolina, approximately 1/2 mile east University of North Carolina - Charlotte. Each unit contains four bedrooms and four baths with cable television, telephone lines and an interior alarm system available in each bedroom. Site amenities include a basketball court, beach volleyball court, fitness center, computer center, and two swimming pools. The University Club Property's tenant base is primarily comprised of students from the University of North Carolina - Charlotte. The University Club Property commenced operations in August 1998. According to a January 31, 1999 rent roll, occupancy during the 1998-1999 school year was 97.5%.

Management. The University Club Property is managed by Coastal Property Services, Inc., a full services management company focused specifically on residential property management. The company manages over 2,500 rental units in the southeastern United States and over 3,000 beds for students at nine colleges and universities.

                                      T-34
-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


Loan No. 10 - Patriot Apartments

-------------------------------------------------------------------------------------------
Cut-off Date Balance:            $10,022,381          Balloon Balance:      $8,842,833
-------------------------------------------------------------------------------------------
Loan Type:                       Principal       and  Property Type:        Multifamily
                                 Interest
-------------------------------------------------------------------------------------------
Origination Date:                February 17, 1999    Location:             El Paso, TX
-------------------------------------------------------------------------------------------
Maturity Date:                   March 1, 2009        Year Built            1996
-------------------------------------------------------------------------------------------
Mortgage Rate:                   7.24%                Appraised Value:      $12,600,000
-------------------------------------------------------------------------------------------
Annual Debt Service:             $821,887             Current LTV:          79.5%
-------------------------------------------------------------------------------------------
DSCR:                            1.25x                Balloon LTV:          70.2%
-------------------------------------------------------------------------------------------
Underwritable Net Cash Flow:     $1,029,379           Occupancy:            99.7%
-------------------------------------------------------------------------------------------
                                                      Occupancy Date:       March 22, 1999
-------------------------------------------------------------------------------------------


The Loan. The Patriot Apartment Loan (the "Patriot Loan") is secured by a first mortgage on the Patriot Apartments (the "Patriot Property"), a 320 unit, 20 building, Class A garden apartment complex located in El Paso, Texas. Midland originated the Patriot Loan on February 17,1999.

The Borrower. The Borrower is Patriot Apartments, L.L.C., a Delaware limited liability company (the "Patriot Borrower"). The Patriot Borrower is a single purpose entity with D.R.R. Asset Management, Inc., owning 1% and D.R.R. Properties, a California corporation owning the remaining 99%. Both D.R.R. Asset Management, Inc, and D.R.R. Properties are owned 100% by Mr. Duane R. Roberts of Riverside, California.

Security. The Patriot Loan is secured by a Deed of Trust, an Assignment of Leases and Rents, UCC Financing Statements and certain additional security documents. Such Deed of Trust is a first lien on a fee interest in the Patriot Property. The Patriot Loan is non-recourse, subject to certain limited exceptions.

Payment Terms. The Patriot Loan has a fixed 7.24% Mortgage Rate, an original term of 120 months and an original amortization of 360 months. The Patriot Loan requires monthly principal and interest payments of $68,490.56 until maturity, at which time all unpaid principal and accrued but unpaid interest is due. The Patriot Loan accrues interest computed on the basis of the actual number of days elapsed each month in a 360-day year.

Prepayment. No prepayment is permitted during the first 60 months of the term of the Patriot Loan. Thereafter, prior to December 1, 2008, prepayments may be made upon the payment of a prepayment premium equal to the greater of a yield maintenance amount or 1% of the principal prepaid. No prepayment premium is required for any prepayment on or after December 1, 2008.

Transfer of Properties or Interest in Borrower. Except as described below, the lender will have the option to declare the Patriot Loan immediately due and payable upon the transfer of the Patriot Property or any ownership interest in the Patriot Borrower. The Patriot Loan documents contemplate a potential waiver of such prohibition by

                                      T-35
-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


the lender if (i) the lender has expressly approved the proposed transfer in writing, (ii) no event of default then exists, (iii) the proposed transferee and the Patriot Property reasonably satisfy the lender's underwriting standards, and
(iv) the lender receives a 1% assumption fee and reimbursement for all of costs and expenses. The Patriot Loan documents allow transfers of membership interest in the Patriot Borrower which: (a) do not amount, in the aggregate, to a transfer of 49% or more of such membership interests to a third party; or (b) are the result of a death or physical or mental disability.

Escrow/Reserves. There is a tax and insurance reserve which requires deposits in an amount sufficient to pay real estate taxes and insurance premiums when due. There is a capital improvement reserve funded at closing in the amount of $32,750 to provide funds for carpet replacement and other specified upgrades to the clubhouse at the Patriot Property. There is also a reserve for future repairs and replacements to the Patriot Property, which was funded at closing in the amount of $67,250. If any funds are withdrawn from this reserve, monthly deposits will be required until the reserve balance again reaches $67,250.

Subordination/Other Debt. Secured subordinate indebtedness and encumbrances are prohibited with out the prior consent of the lender.

The Property. The Patriot Property is located at 4600 Fairbanks, in the northeastern portion of El Paso, Texas, approximately 10 minutes north of the El Paso central business district and 6 miles from Fort Bliss. It was built in 1996 and consists of 320 units contained in 20 two-story garden style apartment buildings. Amenities include a community resource center/computer room, fitness center, playground, basketball court, sand volleyball court, picnic benches & barbecue grills, clubhouse, RV and boat parking, covered parking (30 spaces), mini-storage units (136 units), three laundry facilities, a jogging path and a wading and swimming pool.

Management. Case & Associates Properties, Inc. is the manager of the Patriot Property. Case & Associates manages over 18,000 apartment units, including both owned and third party assets, in the southwest region including Tulsa, Oklahoma City, Wichita, and the Dallas-Ft. Worth metroplex. There is an on-site staff of management, leasing, and maintenance personnel, all of which are overseen by a regional and home office supervisor.

                                      T-36
-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


Loan No. 11 - Acme (Cape May) Plaza

------------------------------------------------------------------------------------------------
Cut-off Date Balance:            $9,459,453            Balloon Balance:     $8,402,811
------------------------------------------------------------------------------------------------
Loan Type:                       Principal and         Property Type:       Retail
                                 Interest
------------------------------------------------------------------------------------------------
Origination Date:                April 23, 1998        Location:            Cape May, NJ
------------------------------------------------------------------------------------------------
Maturity Date:*                  January 1, 2009       Year Renovated       1998
------------------------------------------------------------------------------------------------
Initial Mortgage Rate:           7.550%                Appraised Value:     $12,000,000
------------------------------------------------------------------------------------------------
Annual Debt Service:             $801,011              Current LTV:         78.8%
------------------------------------------------------------------------------------------------
DSCR:                            1.32x                 Balloon LTV:         70.0%
------------------------------------------------------------------------------------------------
Underwritable Net Cash Flow:     $1,058,317            Occupancy:           100%
------------------------------------------------------------------------------------------------
                                                       Occupancy Date:      April 1, 1999
------------------------------------------------------------------------------------------------

*For purposes hereof, the Anticipated Repayment Date described below is assumed to be the maturity date of the Acme Plaza Loan.

The Loan. The Acme (Cape May) Plaza Loan (the "Acme Plaza Loan") is secured by a first mortgage on the Acme Plaza Shopping Center (the "Acme Plaza Property"), a 150,548 square foot anchored retail center located in Cape May, New Jersey. CIBC originated the Acme Plaza Loan on April 23, 1998.

The Borrower. The borrower is Shelvin Two, a New Jersey general partnership (the "Acme Plaza Borrower"). Equity Associates, LP and an Intervivos Q-Tip Trust of Vincent Polemini are the only partners in the Acme Plaza Borrower. The Acme Plaza Borrower is a special purpose entity.

Security. The Acme Plaza Loan is secured by a Mortgage, an Assignment of Leases and Rents, UCC Financing Statements and certain additional security documents. The Mortgage is a first lien on the fee interest in the Acme Plaza Property. The Acme Plaza Loan is non-recourse, subject to certain limited exceptions.

Payment Terms. The Mortgage Rate is fixed at 7.550% until January 1, 2009 (the "Anticipated Repayment Date"), at which time the Mortgage Rate will adjust to the greater of (i) 9.55% or (ii) the then applicable yield rate on U.S. Treasury obligations maturing during the month in which the maturity date of the Acme Plaza Loan occurs, plus 2%. Although the Acme Plaza Loan has a stated term of 368 months, it is assumed for purposes hereof that it has a term of 128 months with a maturity date of the Anticipated Repayment Date. The Acme Plaza Loan has an original amortization term of 360 months. The Acme Plaza Loan requires monthly payments of principal and interest of $66,750.95 until the Anticipated Repayment Date. If the Acme Plaza Loan is not prepaid on such date, all of the cash flow from the Acme Plaza Property is to be applied as described in "Lockbox" below. If not sooner satisfied, all unpaid principal and accrued but unpaid interest is due on January 1, 2029. The Acme Plaza Loan accrues interest computed on the basis of the actual number of days elapsed each month in a 360-day year.

Lockbox. Upon a default by the Acme Plaza Borrower, or upon the occurrence of the Anticipated Repayment Date, the lender may require all gross income from the Acme Plaza Property to be deposited into a lockbox account controlled by the lender. Prior to the Anticipated Repayment Date, disbursements from such account are made as follows: (a) to fund required reserves for the payment of real estate taxes, insurance and other impounds; (b) to pay

                                      T-37
-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

all principal and interest then due; (c) to fund other reserves required under the related security documents; (d) to pay all other amounts owed the lender with respect to the Acme Plaza Loan; and (e) to the Acme Plaza Borrower.

Subsequent to the Anticipated Repayment Date, disbursements from such account are made as follows: (a) to fund required reserves for the payment of real estate taxes, insurance and other impounds; (b) to pay all principal and interest (at the initial Mortgage Rate) then due; (c) to fund other reserves required under the related security documents; (d) to pay budgeted operating expenses (less management fees payable to Acme Plaza Borrower affiliates) approved by the lender; (e) to pay budgeted capital expenses approved by the lender; (f) to pay other extraordinary expenses approved by the lender; (g) to pay all remaining outstanding principal; (h) to pay all outstanding interest;
(i) to pay all other amounts owed the lender with respect to the Acme Plaza Loan; and (j) to the Acme Plaza Borrower.

Prepayment/Defeasance. No prepayment or defeasance is permitted prior to the earlier of (a) April 23, 2003, or (b) two years following the date of the assignment of the Acme Plaza Loan to a REMIC in connection with a securitization. Thereafter, until July 1, 2008, any prepayment must be in the form of a defeasance. Any such defeasance will include release of the related Acme Plaza Property and the pledge of substitute collateral in the form of direct, non-callable United States Treasury obligations providing for payments prior, but as close as possible, to all scheduled Monthly Payment dates, and on the Anticipated Repayment Date. Each such payment must be equal to or greater than the scheduled Monthly Payment, and on the Anticipated Repayment Date, must be sufficient to fully prepay the Acme Plaza Loan on such date. Additionally, a written confirmation must be obtained from each applicable rating agency specifying that the defeasance would not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any class of certificates. From and after July 1, 2008, the Acme Plaza Loan may be prepaid without the payment of any prepayment consideration

Transfer of Property or Interest in Borrower. Except as described below, the lender will have the option to declare the Acme Plaza Loan immediately due and payable upon the transfer of the Acme Plaza Property or any ownership interest in the Acme Plaza Borrower. The Acme Plaza Borrower has a one-time right to transfer the Acme Plaza Property, after the first 12 months of the loan term, to a transferee approved by the lender if (i) no event of default then exists, (ii) the proposed transferee reasonably satisfies the lender that it possesses the ownership and managerial experience and financial resources necessary to operate the Acme Plaza Property, (iii) the proposed transferee assumes the obligations of the Acme Plaza Borrower and an acceptable person or entity assumes all guaranties or indemnities, and (iv) a 1% assumption fee, all reasonably required documents, a title policy endorsement and reimbursement for all of its costs and expenses has been received by the lender.

Escrows/Reserves. There is a tax and insurance escrow which requires deposits in an amount sufficient to pay real estate taxes and insurance premiums when due. There is an escrow for capital expenditures which is funded monthly in the amount of $1,910. There is also a $10,000 tenant improvement/leasing commission escrow, which is to be replenished at the monthly rate of $833.33, when the balance falls below $10,000.

Subordinate/Other Debt. Secured subordinate indebtedness and encumbrances are prohibited.

                                      T-38
-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

The Property. The Acme Plaza Property is a 150,548 square foot retail shopping center situated on 18.62 acres of land located in Cape May, New Jersey. The Acme Plaza Property was built in 1971 and renovated in 1998. According to an April 1, 1999 rent roll, the Acme Plaza Property was 100% leased to 13 tenants, with an average base rental was $8.51per square foot. Acme Stores (Acme Supermarket) is the anchor store for the Acme Plaza Property, with a lease covering approximately 41.2% of available space. Its lease expires on June 29, 2016. Other lease expirations during the loan term are as follows: 1999 (2,000 square feet/1.3% of total), 2000 (9,220/6.1%), 2001 (none), 2002 (3,150/2.1%), 2003
(5,500/3.7%),  2004 (none),  2005  (10,000/6.6%),  2006 (none), 2007 (none), and
2008 (35.113/23.3%).

Management. The Acme Plaza Property is managed by Skyline Management, a full-service property management company. The company manages over 2,000,000 square feet in its current portfolio primarily in the northeastern United States.

                                      T-39
-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1


Loan No. 12 - The Place Apartments

------------------------------------------------------------------------------------------------
Cut-off Date Balance:           $8,693,077              Balloon Balance:      $7,619,550
------------------------------------------------------------------------------------------------
Loan Type:                      Principal & Interest    Property Type:        Multifamily
------------------------------------------------------------------------------------------------
Origination Date:               May 4, 1999             Location:             Ft. Myers, FL
------------------------------------------------------------------------------------------------
Maturity Date:                  June 1, 2009            Year Renovated:       1999
------------------------------------------------------------------------------------------------
Initial Mortgage Rate:          7.150%                  Appraised Value:      $10,887,000
------------------------------------------------------------------------------------------------
Annual Debt Service:            $705,125                Current LTV:          79.8%
------------------------------------------------------------------------------------------------
DSCR:                           1.26x                   Balloon LTV:          70.0%
------------------------------------------------------------------------------------------------
Underwritable Net Cash Flow:    $887,965                Occupancy:            99.1%
------------------------------------------------------------------------------------------------
                                                        Occupancy Date:       March 24, 1999
------------------------------------------------------------------------------------------------

The Loan. The Place Apartments Loan (the "Place Apartments Loan") is secured by a first mortgage on a 230-unit garden apartment complex located at 4757 Barkley Circle, Ft. Myers, Florida (the "Place Apartments Property"). RFC originated the Place Apartments Loan on May 4, 1999.

The Borrower. The borrower is The Place Apartments, Ltd., a Florida limited partnership (the "Place Apartments Borrower"). The corporate general partner of the Place Apartments Borrower is A&M Business Properties, Inc., an Ohio corporation. The Place Apartments Borrower is a special purpose entity.

Security. The Place Apartments Loan is secured by a Mortgage, an Assignment of Leases and Rents, UCC Financing Statements and certain additional security documents. The Mortgage is a first lien on the fee interest in the Place Apartments Property. The Place Apartments Loan is non-recourse, subject to certain limited exceptions.

Payment Terms. The Place Apartments Loan has a fixed 7.150% Mortgage Rate, an original term of 120 months and an original amortization of 360 months. The Place Apartments Loan requires monthly principal and interest payments of $58,760.39 until maturity, at which time all unpaid principal and accrued but unpaid interest is due. The Place Apartments Loan accrues interest computed on the basis of the actual number of days elapsed each month in a 360-day year.

Prepayment/Defeasance. No prepayment or defeasance is permitted prior to the earlier of (a) July1, 2003, or (b) two years following the date of the assignment of the Place Apartments Loan to a REMIC in connection with a securitization. Thereafter, until March 1, 2009, any prepayment must be in the form of a defeasance. Any such defeasance will include release of the Place Apartments Property and the pledge of substitute collateral in the form of direct, non-callable United States Treasury obligations providing for payments prior, but as close as possible, to all scheduled Monthly Payment dates, and on the Maturity Date. Each such payment must be equal to or greater than each scheduled Monthly Payment during the loan term, and greater than the anticipated balloon balance due on the Maturity Date. Additionally, a written confirmation must be obtained from each applicable rating agency specifying that the defeasance would not result in a downgrade, qualification or withdrawal of the then current ratings assigned

                                      T-40
-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------

                           $658,587,000 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

to any class of certificates. From and after March 1, 2009, the Place Apartments Loan may be prepaid without the payment of any prepayment consideration.

Transfer of Properties or Interest in Borrower. Except as described below, the lender will have the option to declare the Place Apartments Loan immediately due and payable upon the transfer of the Place Apartments Property or any ownership interest in the Place Apartments Borrower. The Place Apartments Borrower has a one time right to transfer the Place Apartments Property to a qualifying single asset transferee approved by the lender if (i) the proposed transferee reasonably satisfies the lender that it possesses the ownership and managerial experience and financial resources customarily required by the lender for properties such as the Place Apartments Property, (ii) the proposed transferee assumes the obligations of the Place Apartments Borrower, (iii) no event of default then exists, and (iv) a 1% assumption fee has been received by the lender. The Place Apartments Loan documents also allow transfers of membership interest in the Place Apartments Borrower which: (a) do not amount, in the aggregate, to a transfer of 49% or more of such membership interests to a third party; (b) are the result of a death or physical or mental disability, or (c) are to an immediate family member or trust for such a family member.

Escrow/Reserves. There is a tax reserve which requires deposits in an amount sufficient to pay real estate taxes when due. Additionally, there is a replacement reserve funded monthly at the rate of $4,485 per month.

Subordination/Other Debt. Secured subordinate indebtedness and encumbrances are prohibited.

The Property. The Place Apartments Property is located at 4757 Barkley Circle, Ft. Myers, Florida. It was constructed in two phases, beginning in 1985 and concluding in 1987. It is a garden-style apartment complex consisting of 230 units contained in fifteen 2-story and two 5-story, walk-up/elevator serviced buildings. The Place Apartments Property contains 64 one-bedroom units and 166 two-bedroom units. Amenities include laundry facilities, temperature controlled swimming pools, spas, tennis, handball and basketball courts, vaulted ceilings, water views, washer/dryer hookups and screened-in balconies.

Management. The Place Apartments is managed by A&M Properties, a borrower-related entity that is 50% owned by one of the sponsors, Lawrence Maxwell. A&M Properties currently manages 8,300 multifamily and mobile home units.

                                      T-41
-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Midland Loan Services, Inc., Residential Funding Corporation and CIBC Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                     U.K. SECURITIES AND FUTURES AUTHORITY
-------------------------------------------------------------------------------